                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                Kraft Foods Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            [KRAFT FOODS INC. LOGO]

                                KRAFT FOODS INC.

GEOFFREY C. BIBLE                                              THREE LAKES DRIVE
CHAIRMAN                                                    NORTHFIELD, IL 60093

                                                                   March 8, 2002

DEAR STOCKHOLDER:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Kraft Foods Inc. The meeting will be held at 9:00 a.m. on Monday, April 22, 2002, at the Kraft Foods Inc. Robert M. Schaeberle Technology Center, 200 DeForest Avenue, East Hanover, New Jersey.

At the meeting, we will elect nine directors and act upon the selection of independent accountants and the approval of a performance incentive plan. There will also be a report on the Company's business, and stockholders will have an opportunity to ask questions.

Attendance at the annual meeting will be limited to stockholders of record as of March 5, 2002. Stockholders attending the meeting will be required to present the pass attached to their proxy card to gain access to the grounds where the Kraft Foods Inc. Robert M. Schaeberle Technology Center is located. In addition, if you are a stockholder and plan to attend the meeting, you MUST request an admission ticket to the meeting room by writing to the Office of the Corporate Secretary, Kraft Foods Inc., Three Lakes Drive, Northfield, Illinois 60093. If your shares are not registered in your name, evidence of your stock ownership as of March 5, 2002 must accompany your letter. You can obtain this evidence from your bank or brokerage firm, typically in the form of your most recent monthly statement. The meeting room admission ticket will be held in your name at the registration desk and will not be mailed to you in advance of the meeting.

The meeting facilities will open at 7:30 a.m. We suggest you arrive early to facilitate your registration and security clearance. Those needing special assistance at the meeting are requested to write the Corporate Secretary at Three Lakes Drive, Northfield, Illinois 60093. For your comfort and security, you will not be permitted to bring any packages, briefcases, large pocketbooks or bags into the meeting. Also, cellular and digital phones, audio tape recorders, video and still cameras, pagers and pets will not be permitted into the meeting.

The vote of each stockholder is important to us. You can vote by signing, dating and returning the enclosed proxy card. Also, registered and most beneficial stockholders may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the enclosed proxy. I urge you to vote your proxy as soon as possible. In this way, you can be sure your shares will be voted at the meeting.

                                            Sincerely,

                                            /s/ Geoffrey C. Bible




               For further information about the Annual Meeting,
                           Please call 1-800-295-1255

                                KRAFT FOODS INC.
                               Three Lakes Drive
                           Northfield, Illinois 60093

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To be held Monday, April 22, 2002

To the Stockholders of
KRAFT FOODS INC.:

The Annual Meeting of Stockholders of Kraft Foods Inc. will be held on Monday, April 22, 2002, at the Kraft Foods Inc. Robert M. Schaeberle Technology Center, 200 DeForest Avenue, East Hanover, New Jersey at 9:00 a.m. The purpose of the meeting is to:

     (1) Elect nine directors;

     (2) Ratify the selection of independent accountants for the fiscal year ending December 31, 2002;

     (3) Approve the 2001 Performance Incentive Plan; and

     (4) Transact such other business as may properly come before the meeting.

Only holders of record of Common Stock at the close of business on March 5, 2002, will be entitled to vote at the meeting.

                                            Calvin J. Collier
                                            Senior Vice President,
                                            General Counsel and Secretary

March 8, 2002

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
Proxies and Voting Information..............................    1
     Solicitation of Proxies................................    1
     Voting at the Meeting..................................    1
Election of Directors.......................................    2
     Director Nominations Controlled by Philip Morris.......    2
     General Information....................................    2
     Committees of the Board................................    2
     The Nominees...........................................    2
     Compensation of Directors..............................    5
Audit Committee Matters.....................................    5
     Audit Committee Report for the Year Ended December 31,
      2001..................................................    6
     Independent Accountants' Fees..........................    7
Selection of Independent Accountants........................    7
Ownership of Equity Securities..............................    8
Executive Compensation......................................   10
     2001 Kraft Foods Inc. Stockholder Return...............   10
     Compensation and Governance Committee Report on
      Executive Compensation................................   11
     Compensation Committee Interlocks and Insider
      Participation.........................................   15
     Summary Compensation Table.............................   16
     2001 Stock Option Grants--Kraft Foods Inc. and Philip
      Morris Companies Inc..................................   17
     2001 Kraft Foods Inc. Stock Option Exercises and
      Year-End Values.......................................   18
     2001 Philip Morris Companies Inc. Stock Option
      Exercises and Year-End Values.........................   18
     Long-Term Incentive Plan: 2001-2003 Performance
      Cycle.................................................   19
     Pension Plan Table--Kraft Foods Retirement Plan........   19
     Employment Contracts, Termination of Employment and
      Change of Control Arrangements........................   20
2001 Performance Incentive Plan.............................   20
     Introduction...........................................   20
     Summary of the Plan....................................   21
     United States Federal Income Tax Consequences..........   23
     Other Information......................................   24
Relationship with Philip Morris.............................   25
     Corporate Agreement....................................   25
     Services Agreement.....................................   26
     Tax-Sharing Agreement..................................   26
     Borrowings from Philip Morris..........................   27
Section 16 Beneficial Ownership Reporting Compliance........   27
Other Matters...............................................   28
2003 Annual Meeting.........................................   28
Exhibit A--Audit Committee Charter..........................  A-1
Exhibit B--2001 Performance Incentive Plan..................  B-1

                         PROXIES AND VOTING INFORMATION

Solicitation of Proxies

This proxy statement is furnished by the Board of Directors (the "Board") of Kraft Foods Inc. (the "Company"), Three Lakes Drive, Northfield, Illinois 60093, in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Monday, April 22, 2002, at 9:00 a.m., at the Kraft Foods Inc. Robert M. Schaeberle Technology Center, 200 DeForest Avenue, East Hanover, New Jersey, and at any and all adjournments thereof. Mailing of the proxy statement will commence on or about March 8, 2002. Holders of record of the Company's Class A Common Stock and Class B Common Stock (collectively, the "Common Stock") at the close of business on March 5, 2002, will be entitled to vote on all matters to come before the meeting. Holders of Class A Common Stock will be entitled to one vote for each share held. As of March 5, 2002, there were outstanding 555,000,000 shares of Class A Common Stock of which 275,000,000 were held by Philip Morris Companies Inc. ("Philip Morris"). Holders of Class B Common Stock will be entitled to ten votes for each share held. As of March 5, 2002, there were outstanding 1,180,000,000 shares of Class B Common Stock, all of which were held by Philip Morris.

Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose. Registered stockholders can also deliver proxies by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card. Most stockholders whose shares are held by a broker or other nominee are also afforded the opportunity to vote by telephone or over the Internet. Instructions are set forth on the enclosed proxy.

A proxy may be revoked at any time before it has been voted at the meeting by submitting a later-dated proxy (including a proxy by telephone or over the Internet) or by giving written notice to the Secretary of the Company. Unless the proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by the Board. The proxy will also serve to instruct the trustee of each defined contribution plan sponsored by the Company how to vote the plan shares of a participating stockholder or employee. The trustee of each defined contribution plan will vote the plan shares for which proxies are not received in the same proportion as the shares for which proxies are received.

Voting at the Meeting

A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present.

The election of each nominee for director requires a plurality of the votes cast. In order to be approved, the votes cast for the selection of independent accountants and approval of the compensation plan must exceed the votes cast against such matters. Abstentions and Broker Shares that are not voted on the matter will not be included in determining the number of votes cast. Philip Morris has advised the Company that it intends to vote for each of the nine nominees for director, for the selection of PricewaterhouseCoopers LLP as independent accountants and for the 2001 Performance Incentive Plan.

Stockholders' proxies are received by the Company's independent proxy processing agent, and the vote is certified by independent inspectors of election. Proxies and ballots that identify the vote of individual stockholders will be kept confidential, except as necessary to meet legal requirements, in cases where stockholders write comments on their proxy cards or in a contested proxy solicitation. During the proxy solicitation period, the Company will receive vote tallies from time to time from the inspectors, but such tallies will provide aggregate figures rather than names of stockholders. The independent inspectors will notify the Company if a stockholder has failed to vote so that he or she may be reminded and requested to do so.

                             ELECTION OF DIRECTORS

Director Nominations Controlled by Philip Morris

Under the terms of a corporate agreement entered into between the Company and Philip Morris, so long as Philip Morris owns shares representing 50% or more of the voting power of the Company's outstanding Common Stock, Philip Morris has the right to designate for nomination by the Board three members of the Board, including the Chairman of the Board. Philip Morris also has the right to fill any vacancy resulting from a Philip Morris designee ceasing to serve on the Board. Philip Morris' designees on the Board are currently Mr. Bible, Mr. Camilleri and Mr. Webb.

General Information

The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. Members of the Board are kept informed of the Company's businesses by various reports and documents sent to them, as well as by operating and financial reports made at Board and committee meetings by the Chairman of the Board and other officers. In addition, the Board holds an annual two- or three-day meeting to review the Company's Five-Year Plan.

Regular meetings of the Board are held in January, March, April, June, August, October and December and special meetings are held when necessary. The organizational meeting follows immediately after the Annual Meeting of Stockholders. The Board held four meetings in 2001.

Committees of the Board

The Board has established two committees since the Company's initial public offering of its Class A Common Stock on June 12, 2001.

The Board has an Audit Committee, which consists entirely of directors who are not employees of the Company or Philip Morris. The Audit Committee members are:
Mr. Pope (chair), Mr. Farrell, Ms. Schapiro and Ms. Wright. Its responsibilities, which include the approval of material transactions with Philip Morris, are set forth in the Audit Committee Charter included as Exhibit A to this proxy statement. The Audit Committee's report appears on page 6 of this proxy statement. The Audit Committee met twice in 2001.

The Board also has a Compensation and Governance Committee, which is responsible for administering the Company's compensation programs and remuneration arrangements for its highest-paid executives, including the co-chief executive officers, and for reviewing the succession plans for the chief executive officers and other senior executives. The Compensation and Governance Committee also recommends to the Board a slate of nominees for election as directors, and makes recommendations with respect to general board practices and corporate governance matters. The Compensation and Governance Committee's Report on Executive Compensation appears on pages 11 to 14 of this proxy statement. The Compensation and Governance Committee met twice in 2001. The members of the committee are: Mr. Bible (chair), Mr. Farrell, Mr. Pope, Ms. Schapiro and Ms. Wright.

The Nominees

It is proposed that nine directors, four of whom are non-employee directors, be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected, except for Mr. Bible and Mr. Webb, who will retire from Philip Morris and step down from the Board in August 2002, at which time two directors designated by Philip Morris will replace Mr. Bible and Mr. Webb on the Board. The Board has approved the persons named below as management's nominees and unless otherwise marked, a proxy will be voted for such person. Each of the nominees currently serves as a director. All nominees who served during 2001 attended at least 75% of the aggregate number of meetings of the Board and all committees of the Board on which they served.

Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, a proxy, in the event of such an occurrence, may be voted for a substitute designated by the Board. However, in lieu of designating a substitute, the Board may amend the Company's By-Laws to reduce the number of directors.

------------------------------------------------------------------------------------------------------------------

    [PHOTO OF         Geoffrey C. Bible             Mr. Bible is Chairman and Chief Executive Officer of Philip
    GEOFFREY C.                                     Morris, a position he has held since February 1995. Mr. Bible
      BIBLE]          Chairman of the Board of      has been employed continuously by Philip Morris and its
                      Directors and Chief           subsidiaries since 1976. He is a director of The News
                      Executive Officer, Philip     Corporation Limited and the Lincoln Center for the Performing
                      Morris Companies Inc., New    Arts, Inc. Mr. Bible is chair of the Compensation and
                      York, New York                Governance Committee.

                      Director since March 2001

                      Age: 64
------------------------------------------------------------------------------------------------------------------

 [PHOTO OF LOUIS      Louis C. Camilleri            Mr. Camilleri assumed his current position with Philip Morris
   C. CAMILLERI]                                    in November 1996. Mr. Camilleri has been employed continuously
                      Senior Vice President and     by Philip Morris and its subsidiaries since 1978. In January
                      Chief Financial Officer,      2002, the board of directors of Philip Morris announced its
                      Philip Morris Companies       intention to elect Mr. Camilleri as President and Chief
                      Inc., New York, New York      Executive Officer of Philip Morris following the Philip Morris
                                                    2002 Annual Meeting of Stockholders.
                      Director since March 2001

                      Age: 47
------------------------------------------------------------------------------------------------------------------

 [PHOTO OF ROGER      Roger K. Deromedi             Mr. Deromedi assumed his position with the Company in 2001.
   K. DEROMEDI]                                     Mr. Deromedi is also President and Chief Executive Officer of
                      Co-Chief Executive Officer    Kraft Foods International, Inc., a position he has held since
                                                    April 1999. Mr. Deromedi has been employed continuously by the
                      Director since March 2001     Company and its subsidiaries and predecessor, General Foods
                                                    Corporation, in various capacities since 1977. Before assuming
                      Age: 48                       his current position, Mr. Deromedi served as Group Vice
                                                    President, Kraft Foods International, Inc. and President, Asia
                                                    Pacific from 1998 until 1999 and President Western Europe,
                                                    Kraft Foods International, Inc. from December 1995 until 1998.
------------------------------------------------------------------------------------------------------------------

  [PHOTO OF W.        W. James Farrell              Mr. Farrell assumed his current position with Illinois Tool
  JAMES FARRELL]                                    Works Inc., an international manufacturer of highly engineered
                      Chairman and Chief            fasteners, components, assemblies and systems, in May 1996.
                      Executive Officer,            Mr. Farrell serves on the boards of Allstate Insurance
                      Illinois Tool Works Inc.,     Company, The Federal Reserve Bank of Chicago, Sears, Roebuck
                      Glenview, Illinois            and Company, and UAL Corp. In addition, he is a member of the
                                                    Business Council, Illinois Roundtable, Mid-America Committee
                      Director since August 2001    and New York Stock Exchange Advisory Committee. He is a
                                                    director of the Chicago Club and Vice Chairman of the Economic
                      Age: 60                       Club of Chicago. Mr. Farrell is also a trustee of the Chicago
                                                    Symphony Orchestra, Northwestern University and Rush
                                                    Presbyterian-St. Luke's Medical Center, and Chairman of the
                                                    board of trustees for the Museum of Science and Industry. He is a director of the Lyric Opera of Chicago, the United
                                                    Way/Crusade of Mercy, the Big Shoulders Fund, the Chicago
                                                    Public Library Foundation and the Junior Achievement of
                                                    Chicago, as well as a member of the Advisory Board of the
                                                    Kellogg Graduate School of Management at Northwestern
                                                    University. Mr. Farrell is a member of the Audit and
                                                    Compensation and Governance Committees.

-------------------------------------------------------------------------------------------------------------

[PHOTO OF BETSY   Betsy D. Holden             Ms. Holden assumed her position with the Company in 2001. Ms.
    D. HOLDEN]                                Holden is also President and Chief Executive Officer of Kraft
                  Co-Chief Executive Officer  Foods North America, Inc., a position she has held since May
                                              2000. Ms. Holden has been employed continuously by the Company
                  Director since March 2001   and its subsidiaries and predecessor, General Foods
                                              Corporation, in various capacities since 1982. Before assuming
                  Age: 46                     her current position, Ms. Holden served as Executive Vice
                                              President of Kraft Foods North America with responsibility for operations, technology, procurement and marketing services from
                                              1999 until May 2000. She also served as President of the Kraft
                                              Cheese Division from 1997 until 1998. Ms. Holden is a director of Tupperware Corporation, the Grocery Manufacturers of America
                                              and Evanston Northwestern Healthcare. She also serves on the
                                              Advisory Board of the Kellogg Graduate School of Management at
                                              Northwestern University and is President of the board of
                                              directors of the Off the Street Club.
-------------------------------------------------------------------------------------------------------------

 [PHOTO OF JOHN   John C. Pope                Mr. Pope is Chairman of PFI Group, LLC, a financial management
     C. POPE]                                 firm that invests primarily in venture capital opportunities.
                  Chairman, PFI Group, LLC,   From December 1995 to November 1999, Mr. Pope was Chairman of
                  Chicago, Illinois           MotivePower Industries, Inc., a manufacturer and remanufacturer of locomotives and locomotive components. He also serves on the
                  Director since July 2001    boards of Air Canada, Dollar Thrifty Automotive Group Inc.,
                                              Federal-Mogul Corporation, Per-Se Technologies, Inc., Wallace
                  Age: 52                     Computer Services, Inc. and Waste Management, Inc., and is a
                                              member of the board of trustees of the John G. Shedd Aquarium in Chicago and chairman of its finance committee. Mr. Pope is chair of the Audit Committee and a member of the Compensation and Governance Committee.
-------------------------------------------------------------------------------------------------------------

 [PHOTO OF MARY   Mary L. Schapiro            Ms. Schapiro assumed her current position with NASD Regulation,
   L. SCHAPIRO]                               Inc. in 1996. Previously, she was chair of the Commodity
                  President, NASD             Futures Trading Commission and a Commissioner of the Securities
                  Regulation, Inc.,           and Exchange Commission. Ms. Schapiro also serves on the board
                  Washington, D.C.            of directors of Cinergy Corp. She is a member of the board of trustees and Vice Chairman of the audit committee of Franklin
                  Director since July 2001    and Marshall College. Ms. Schapiro is a member of the Audit and
                                              Compensation and Governance Committees.
                  Age: 46
-------------------------------------------------------------------------------------------------------------

   [PHOTO OF      William H. Webb             Mr. Webb assumed his current position of Vice Chairman of the
    WILLIAM H.                                Board of Philip Morris in August 2001. Mr. Webb has also served
      WEBB]       Vice Chairman,              as Chief Operating Officer of Philip Morris since March 1997.
                  Philip Morris Companies Inc., Mr. Webb has been continuously employed by Philip Morris and
                  New York, New York          its subsidiaries in various capacities since 1966. He is a member of the board of directors of Philip Morris. Mr. Webb is
                  Director since March 2001   also a director of the International Tennis Hall of Fame, the
                                              Alvin Ailey American Dance Theater and the Business Council of
                  Age: 62                     New York State.

------------------------------------------------------------------------------------------------------------------

[PHOTO OF DEBORAH     Deborah C. Wright             Ms. Wright assumed her current position with Carver Bancorp,
    C. WRIGHT]                                      Inc. in 1999. Previously, she served as President and Chief
                      President and Chief           Executive Officer of the Upper Manhattan Empowerment Zone
                      Executive Officer,            Development Corporation from 1996 to 1999. Ms. Wright is a
                      Carver Bancorp, Inc.,         member of the Board of Overseers of Harvard University and
                      New York, New York            serves on the boards of Carver Bancorp, Inc., the Lower
                                                    Manhattan Redevelopment Corporation, the Initiative for a
                      Director since July 2001      Competitive Inner City, the New York City Partnership, Inc.
                                                    and the Ministers and Missionaries Benefit Board of the
                      Age: 44                       American Baptist Churches. Ms. Wright is a member of the Audit and Compensation and Governance Committees.

------------------------------------------------------------------------------------------------------------------

Compensation of Directors

Directors who are full-time employees of the Company or Philip Morris receive no additional compensation for services as a director. With respect to non-employee directors, the Company's philosophy is to provide competitive compensation and benefits necessary to attract and retain high-quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of stockholders.

Pursuant to the Company's 2001 Compensation Plan for Non-Employee Directors (the "Directors Plan"), non-employee directors receive an annual retainer of $35,000 and fees of $1,000 for each Board meeting attended and $1,000 for each committee meeting attended. For additional services rendered in connection with committee chair responsibilities, the chair of the Audit Committee receives a $5,000 annual retainer.

In 2001, pursuant to the Directors Plan, each non-employee director received a share distribution equal to that number of shares of Class A Common Stock having an aggregate fair market value of $30,000 on the date of grant as well as an option to purchase the number of shares of Class A Common Stock calculated by dividing $30,000 by the Black-Scholes value of each such option. These options have an exercise price equal to the fair market value of the Class A Common Stock on the date of grant and a term of ten years. Mr. Pope, Ms. Schapiro and Ms. Wright received 983 shares of Class A Common Stock and options to purchase 2,285 shares of Class A Common Stock on July 12, 2001, and Mr. Farrell received 933 shares of Class A Common Stock and an option to purchase 2,090 shares of Class A Common Stock on August 28, 2001.

A non-employee director may elect to defer the award of shares of Class A Common Stock, meeting fees and all or part of the annual retainer. Deferred fee amounts are "credited" to an unfunded account and may be "invested" in nine "investment choices," including a Class A Common Stock equivalent account. These "investment choices" parallel the investment options offered to employees under the Kraft Foods Thrift Plan and determine the "earnings" that are credited for bookkeeping purposes to a director's account. Subject to certain restrictions, a director is permitted to take cash distributions, in whole or in part, from his or her account either prior to or following termination of service.

                            AUDIT COMMITTEE MATTERS

Upon the recommendation of the Audit Committee and in compliance with regulations of the New York Stock Exchange, the Board has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings (including the need for meetings in executive session) and the responsibilities of the Audit Committee.

In addition, in accordance with regulations of the Securities and Exchange Commission, the Audit Committee has issued the following report.

Audit Committee Report for the Year Ended December 31, 2001

To Our Stockholders:

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. On behalf of the Board of Directors, the Audit Committee monitors the Company's financial reporting processes and systems of internal control, the independence and performance of the independent accountants, and the performance of the internal auditors.

Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has discussed with the independent accountants their evaluation of the accounting principles, practices and judgments applied by management, and the Committee has discussed any items required to be communicated to it by the independent accountants in accordance with standards established by the American Institute of Certified Public Accountants. The Audit Committee membership complies with the requirements of the New York Stock Exchange with respect to independence, financial literacy and financial management expertise, but its members are not professionally engaged in the practice of accounting and are not experts in the fields of accounting or auditing.

The Audit Committee has received from the independent accountants a letter describing any relationships with the Company that may bear on their independence and has discussed with the independent accountants the accountants' independence from the Company and its management. The Committee has reviewed the audit fees of the independent accountants. It has also reviewed non-audit services and fees to assure compliance with the Company's and the Committee's policies restricting the independent accountants from performing services that might impair their independence.

The Audit Committee discussed with the Company's internal auditors and independent accountants the overall scope of and plans for their respective audits. The Committee has met with the internal auditors and the independent accountants, separately and together, with and without management present, to discuss the Company's financial reporting processes and internal controls. The Committee has reviewed significant audit findings presented by the independent accountants and those prepared by the internal auditors, together with management's responses.

In reliance on the reviews and discussions referred to above, and without other independent verification, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

Audit Committee:

John C. Pope, Chair
W. James Farrell
Mary L. Schapiro
Deborah C. Wright

The information contained in the report above shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Independent Accountants' Fees

Audit Fees

Aggregate fees, including out-of-pocket expenses, for professional services rendered by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") in connection with (i) the audit of the Company's consolidated financial statements as of and for the year ended December 31, 2001, including statutory audits of the financial statements of the Company's affiliates that are relied on in performance of the audit of the Company's consolidated financial statements, and
(ii) the limited reviews of the Company's unaudited condensed consolidated interim financial statements as of September 30, 2001, June 30, 2001, and March 31, 2001 were $9.3 million.

Financial Information Systems Design and Implementation Fees

During the year ended December 31, 2001, PricewaterhouseCoopers rendered no professional services to the Company in connection with the design and implementation of financial information systems.

All Other Fees

In addition to the fees described above, aggregate fees, including out-of-pocket expenses, of $7.5 million were paid to PricewaterhouseCoopers during the year ended December 31, 2001, primarily for the following professional services: tax-related services ($2.5 million); due diligence for acquisitions ($2.7 million); and other audit services ($2.3 million). Other audit services consist primarily of services relating to the Company's initial public offering of its Class A Common Stock, audits of the Company's employee benefit plans, accounting for the acquisition of Nabisco Holdings Corp., and various other audit reports issued by PricewaterhouseCoopers.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

Upon the recommendation of the Audit Committee and subject to stockholder approval, the Board has retained PricewaterhouseCoopers as the Company's independent accountants for the fiscal year ending December 31, 2002. In recommending to the Board that PricewaterhouseCoopers be retained as the Company's independent accountants, the Audit Committee considered whether the provision of non-audit services by PricewaterhouseCoopers was compatible with maintaining PricewaterhouseCoopers' independence and concluded that it was. A representative of PricewaterhouseCoopers will be present at the meeting. The representative will be given an opportunity to make a statement if he or she desires to do so.

The Board recommends a vote FOR the selection of PricewaterhouseCoopers.

                         OWNERSHIP OF EQUITY SECURITIES

The following table shows the number of shares of Class A Common Stock and Philip Morris common stock beneficially owned as of February 28, 2002, by each director, nominee for director, executive officer named in the Summary Compensation Table and the directors and executive officers of the Company as a group. None of these individuals owns Class B Common Stock. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown. The beneficial ownership of the directors and executive officers of the Company as a group is .04% of the outstanding Class A Common Stock and .7% of Philip Morris' outstanding common stock.

                                                             Amount and Nature of Beneficial
                                                                        Ownership
                                                            ----------------------------------
                                                                Class A         Philip Morris
Name                                                        Common Stock(1)    Common Stock(2)
----                                                        ---------------    ---------------
Geoffrey C. Bible.........................................          -0-           6,370,837
Louis C. Camilleri........................................       18,000           1,716,717
Roger K. Deromedi.........................................       21,611             760,246
W. James Farrell..........................................        3,023                 -0-
Mary Kay Haben............................................       13,900             209,540
Betsy D. Holden...........................................       18,600             356,181
John C. Pope..............................................        4,568                 -0-
Hugh H. Roberts...........................................       15,700             277,852
Irene B. Rosenfeld........................................        8,000             220,103
Mary L. Schapiro..........................................        3,268                 -0-
William H. Webb...........................................        1,000           1,930,348
Deborah C. Wright.........................................        3,268                 -0-
Group (32 persons)........................................      223,704          15,691,785

---------------

(1) Includes maximum number of shares subject to purchase before April 28, 2002 upon the exercise of stock options as follows: Mr. Farrell, 2,090; Mr. Pope, 2,285; Ms. Schapiro, 2,285; and Ms. Wright, 2,285; and group, 8,945. Also includes shares of deferred stock as follows: Ms. Wright, 983. Includes 300 shares as to which beneficial ownership is disclaimed as follows: Mr. Pope, 300 (shares held by children); and others in group, 16. Does not include share equivalents held pursuant to the non-employee directors deferred fee plan as follows: Mr. Pope, 545; and Ms. Schapiro, 143.
(2) Includes maximum number of shares subject to purchase before April 28, 2002 upon the exercise of stock options as follows: Mr. Bible, 5,214,045; Mr. Camilleri, 1,583,220; Mr. Deromedi, 730,570; Ms. Haben, 197,510; Ms. Holden, 336,653; Mr. Roberts, 264,630; Ms. Rosenfeld, 215,476; and Mr. Webb, 1,679,468;
and group, 13,625,915. Also includes shares of restricted common stock as follows: Mr. Bible, 540,680; Mr. Camilleri, 100,000; and Mr. Webb, 140,448; and group, 829,433.

As of March 5, 2002, Philip Morris beneficially owned 275,000,000 shares of Class A Common Stock, representing 49.5% of the outstanding Class A Common Stock, and 1,180,000,000 shares of Class B Common Stock, representing 100% of the outstanding Class B Common Stock. The following table sets forth information regarding persons or groups, other than Philip Morris, known to the Company to be beneficial owners of more than 5% of the outstanding Class A Common Stock.

                                                                                  Percent of
                                                                             Class A Common Stock
Name and Address                                        Number of Shares        Outstanding on
of Beneficial Owner                                    Beneficially Owned     February 28, 2002
-------------------                                    ------------------    --------------------
FMR Corp.(1).........................................      33,963,868                  6.12%
82 Devonshire Street
Boston, MA 02109

---------------

(1) According to Schedule 13G, dated February 14, 2002, filed with the Securities and Exchange Commission jointly by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson, Mr. Johnson is chairman and Ms. Johnson is a director of FMR Corp. The Schedule 13G indicates that at December 31, 2001, (i) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 32,192,388 shares of Class A Common Stock in its capacity as investment adviser to various registered investment companies (the "Fidelity Funds") (the power to vote such shares resides solely with the boards of trustees of the Fidelity Funds, while the power to dispose of such shares resides with Mr. Johnson, FMR Corp., Fidelity and the Fidelity Funds);
(ii) Fidelity Management Trust Company ("Fidelity Management"), a bank that is wholly-owned by FMR Corp., was the beneficial owner of 1,408,280 shares of Class A Common Stock (the power to vote 998,180 of such shares resides with Mr. Johnson and FMR Corp. through their control of Fidelity Management); and (iii) Fidelity International Limited, an investment adviser of which Mr. Johnson is chairman but which is managed independently from FMR Corp., was the beneficial owner of 363,200 shares of Class A Common Stock. FMR Corp. and Fidelity International Limited each disclaim beneficial ownership of Class A Common Stock beneficially owned by the other.

                             EXECUTIVE COMPENSATION

2001 Kraft Foods Inc. Stockholder Return

The following graph compares the cumulative total return on Class A Common Stock from the date it commenced trading following the Company's initial public offering, June 13, 2001, through December 31, 2001, with the cumulative total return for the same period of the S&P 500 Index and the peer group index.(1) The graph assumes that $100 was invested in Class A Common Stock and each of the indices as of the market close on June 13, 2001, and that all dividends were reinvested.

                        [STOCKHOLDER RETURN LINE GRAPH]

Date                                               Kraft Foods    S&P 500    Kraft Foods Peer Group(1)
----                                               -----------    -------    -------------------------
June 13, 2001..................................      $100.00      $100.00             $100.00
September 28, 2001.............................      $110.40      $84.24              $104.24
December 31, 2001..............................      $109.73      $93.23              $108.83

(1) The peer group consists of the following companies that are market competitors of the Company, or that have been selected on the basis of industry, level of management complexity, global focus or industry leadership:
Anheuser-Busch Companies, Inc., Cadbury Schweppes plc, Campbell Soup Company, The Clorox Company, The Coca-Cola Company, Colgate Palmolive Co., ConAgra Foods Inc., Diageo plc, General Mills, Inc., The Gillette Company, Groupe Danone, H.J. Heinz Co., Hershey Foods Corporation, Kellogg Company, Nestle, S.A., PepsiCo, Inc., The Procter & Gamble Company, Sara Lee Corporation, and Unilever N.V.

Compensation and Governance Committee Report on Executive Compensation

To Our Stockholders:

This report discusses the Company's compensation programs for executive officers and details of the compensation paid to the Company's Co-Chief Executive Officers for 2001.

The Company's compensation programs have four primary goals:

- attract, motivate, retain and develop talented employees and world-class leaders;

-  support the Company's mission of becoming the undisputed global food leader;

- emphasize the relationship between pay and performance by aligning compensation programs to the achievement of short-term and long-term financial and strategic objectives; and

-  align the interests of executives with those of stockholders.

For purposes of benchmarking market practice with respect to compensation paid to its executive officers, the Committee compares the Company's compensation practices to the compensation practices of a compensation survey group. The Company's compensation survey group is made up of companies:

- in similar lines of business, i.e., food products and other consumer products;

-  with similar levels of management complexity and global focus;

-  with similar revenue and market capitalization levels;

-  recognized for their industry and brand leadership; and

-  with whom the Company competes for key employees.

The Company's compensation survey group is a somewhat broader and more diverse group of companies than those included in the peer group index used in the cumulative stockholder return graph on page 10 of this proxy statement.

2001 was a significant year for the Company. The integration of Nabisco Holdings Corp., which was acquired at the end of 2000, continued on schedule; top-line growth was driven by innovation and further expansion in developing markets; and strong productivity savings were delivered. Importantly, the Company successfully completed the initial public offering of its Class A Common Stock (the "IPO").

The Committee considers the following in setting compensation levels for executives:

- Company and business, financial, portfolio and strategic performance versus both pre-determined performance goals and the performance of companies in the compensation survey group;

-  individual contributions to the Company's performance;

-  management and financial controls;

-  compensation levels set by companies within the compensation survey group;
   and

- the Company's size and complexity compared with companies in the compensation survey group.

The Committee generally targets total compensation for executives at the 75th percentile, if business and individual performance targets are met. This allows the Company to attract, retain and motivate the caliber of executives needed to drive superior business performance and to create consistently superior shareholder return. In 2001, total compensation for executives ranked within the top quartile of the compensation survey group, based on the latest available data.

There are three major elements to the Company's compensation program: base salary, short-term incentives, and long-term incentives.

Base Salary

The Committee periodically reviews the Company's base salaries for individual senior executives. In determining individual salaries, the Committee conducts a qualitative evaluation of a variety of factors, including individual performance, level of responsibility, tenure, prior experience and a comparison of base salaries paid for comparable positions within the Company's compensation survey group.

Annual Incentives

The Company provides annual incentive opportunities to the Company's management and executive employees. Annual cash incentives reward participants for the achievement of financial, business and strategic results that have a positive impact on the Company's total return to stockholders.

In 2001, annual incentive payouts for those officers (the "covered officers") whose compensation is subject to the deductibility limitations of Section 162(m) of the Internal Revenue Code were contingent upon a pre-determined compensation formula linked to the attainment of adjusted net income results as approved by the Committee.

Actual payouts for the remaining participants were based upon a qualitative evaluation of business performance and an assessment of individual performance. The Committee did not assign specific weights to the performance factors considered.

The factors used to evaluate performance comprised the financial measures of business unit volume, income, cash flow, return on management investment, and market share evaluated against both 2000 results and the Company's 2001 business plan. The Committee also evaluated the Company's performance against the strategic measures of portfolio management, diversity, leadership development and response to the business environment.

Long-Term Incentives

The 2001 Performance Incentive Plan (the "Plan") enables the Company to grant stock options, stock appreciation rights, restricted stock, and other awards based on Class A Common Stock, as well as performance-based long-term incentive cash awards to the Company's salaried employees. Long-term incentives focus executives on attaining performance goals integral to the success of the Company's business while increasing stockholder returns.

Stock Options. Prior to the IPO, eligible Company employees were awarded a Philip Morris stock option grant in January 2001. The stock option grant was awarded pursuant to either the Philip Morris 1997 Performance Incentive Plan or the Philip Morris 2000 Performance Incentive Plan (the "Philip Morris Grant"). The Philip Morris Grant was targeted at the 55th percentile of the Philip Morris compensation survey group. The size of actual individual stock option awards was determined based on a qualitative evaluation of each participant's individual performance and future potential with the Company. The Philip Morris Grants awarded to certain senior Company executives included an Executive Ownership Stock Option ("EOSO") feature. The EOSO feature promotes the early exercise of stock options and the retention of shares gained through the resulting exercise, which encourages executives to build their stock ownership. An EOSO is granted when an eligible executive exercises an option when the stock price has appreciated at least 20% above the option grant price, and the executive pays the option price using shares of common stock that have been owned for at least six months. The executive is required to hold the new net shares received upon exercise for one year or the related EOSO grant is forfeited. The EOSO is granted for the number of shares used to pay the exercise price of the underlying option and related withholding taxes, has an exercise price equal to the fair market value of the common stock tendered, has a term limited to the remaining term of the original option and vests six months from the date of grant.

Also in 2001, to further align the interests of the Company's key employees with those of the Company's stockholders following the IPO, stock option grants to purchase shares of Class A Common Stock were authorized at the time of the IPO. Pursuant to the Plan, eligible employees received options, which vest in full in January 2003, to purchase Class A Common Stock. These options have an exercise price equal to the IPO price of $31.00 per share. The options awarded to certain senior Company executives included an EOSO feature similar to the EOSO feature described above. In addition, pursuant to the Plan, certain senior Company executives were awarded performance-enhanced stock option grants to purchase Class A Common Stock. These performance-enhanced stock options also carry an exercise price equal to the IPO price, but will vest either five years from the grant date, or on an accelerated basis if performance hurdles are achieved. Accelerated vesting is contingent upon the achievement of pre-determined total stockholder return ("TSR") goals for each year of the specified performance period. One-third of the option shares will vest each year over the first three years, if, in each year, the pre-determined TSR goal is attained.

Long-Term Performance Awards. Long-Term Performance Awards focus senior executives on the achievement of long-term financial and strategic goals that contribute to the long-term business success of the Company and have a positive impact on stockholder return. In January 2001, a new, three-year, long-term performance cycle commenced, with awards scheduled to be paid in the first quarter of 2004 after the completion of the three-year cycle in 2003, provided that certain long-term performance goals are attained. The 2001-2003 Long-Term Performance Awards for covered officers are payable in cash, and payment is contingent on a formula tied to the achievement of cumulative adjusted net income. For other executives, long-term performance awards are payable in cash based solely on a quantitative and qualitative evaluation of three-year business performance relative to the three-year plan, beginning January 2001, along with an assessment of individual performance. The performance factors are the cumulative quantitative financial measures of income, discretionary cash flow, volume, earnings per share and return on management investments, and the strategic measures of market share, total stockholder return, portfolio management, productivity and synergy savings, and organizational development. No specific weights have been assigned to the factors the Committee will consider; however, the individual performance factor will be limited to an adjustment of plus or minus 25%.

Prior to the IPO, a limited number of Company executives participated in a long-term incentive award program under the Philip Morris 2000 Performance Incentive Plan. Commencing with the IPO, these executives became participants in the Long-Term Performance Award program under the Plan.

Compensation of the Co-Chief Executive Officers

The Committee generally targets total compensation for its senior executives at the 75th percentile of the compensation survey group. Mr. Deromedi and Ms. Holden are each responsible for a significant portion of the business and, in their roles as Co-Chief Executive Officers, equally share overall responsibility for the management of the Company and its performance. Because of the Company's Co-Chief Executive Officer structure, Mr. Deromedi's and Ms. Holden's individual total compensation is less than the 75th percentile for a single chief executive officer of companies in the compensation survey group.

The Committee intends to determine Mr. Deromedi's and Ms. Holden's compensation according to the compensation plans that apply to other Company executive officers, taking into account their contributions to the success of the Company. For 2001, the Committee considered individual performance with respect to the achievement of key strategic, financial and leadership development objectives, including the successful execution of the IPO and integration of the Nabisco Holdings Corp. businesses, income growth, productivity savings, new product development, increasing market share and increasing free cash flow, in determining Mr. Deromedi's and Ms. Holden's compensation.

The Committee has determined that in light of the current circumstances, Mr. Deromedi's and Ms. Holden's compensation is appropriate as compared to the compensation provided to a single chief executive officer in the Company's compensation survey group.

During 2001, the Committee or, with respect to actions occurring prior to June 13, 2001, the compensation committee of the board of directors of Philip Morris, took the following actions related to the compensation of Mr. Deromedi and Ms.
Holden:

-  increased their base salaries in 2001 to $850,000 per year;

- awarded each an annual incentive award for 2001, which was contingent on a pre-established formula applicable to all covered officers;

- granted each on January 31, 2001, a non-qualified stock option to purchase from Philip Morris 146,480 shares of Philip Morris common stock with an exercise price equal to the fair market value of Philip Morris common stock on the date of grant, and which vested in full on January 31, 2002;

- granted each on June 12, 2001, a non-qualified stock option to purchase from the Company 209,677 shares of Class A Common Stock with an exercise price equal to the IPO price of $31.00 per share, which vests in full on January 31, 2003; and

- granted each on June 12, 2001, a non-qualified, performance-enhanced stock option grant to purchase from the Company 209,677 shares of Class A Common Stock with terms consistent with those described on page 13.

Policy With Respect To Qualifying Compensation for Deductibility and Other
Matters

The Company's ability to deduct compensation it pays to covered officers is generally limited, under Section 162(m) of the Internal Revenue Code, to $1,000,000 annually. However, performance-based compensation is not subject to this limitation, provided certain conditions are satisfied. The annual and long-term incentives the Committee awarded to covered officers in 2001 were subject to, and made in accordance with, arrangements implemented by the Committee to qualify for Section 162(m)'s performance-based compensation exemption, so that such payments would be fully tax-deductible.

Generally, the Company's policy is to preserve the federal income tax deductibility of compensation it pays. Accordingly, the Committee has taken appropriate actions, to the extent the Committee believes feasible, to preserve the deductibility of annual incentive, long-term performance, and stock option awards. However, the Committee will retain the authority to authorize payments that may not be deductible if the Committee believes that they are in the stockholders' and the Company's best interests. Income for the Company's covered officers may exceed the $1,000,000 deductibility limit because of certain elements of their annual compensation, such as perquisites, certain restricted stock awards and cash dividends thereon, payments related to reductions in unfunded retirement benefits, tax reimbursements, and income resulting from payments made pursuant to plans that do not discriminate in favor of executive officers.

Compensation Committee:

Geoffrey C. Bible, Chair
W. James Farrell
John C. Pope
Mary L. Schapiro
Deborah C. Wright

The information contained in the report above shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Compensation Committee Interlocks and Insider Participation

With the exception of Mr. Bible, there are no "interlocks," as defined by the Securities and Exchange Commission, with respect to any member of the Compensation and Governance Committee. Mr. Bible is the Chairman and Chief Executive Officer of Philip Morris. The Company was indebted to Philip Morris as of December 31, 2001, in the aggregate amount of $6.7 billion, which amount is in excess of 5% of the Company's total consolidated assets as of that date.

Summary Compensation Table

                                                                                    Long-Term Compensation Awards
                                                                           ------------------------------------------------
                                           Annual Compensation                            Awards                   Payouts
                                 ---------------------------------------   ------------------------------------   ---------
                                                                                         Securities Underlying
                                                                                                Options
                                                               Other       Restricted   -----------------------
                                                               Annual        Stock       Kraft
Name and Principal Position      Year   Salary     Bonus    Compensation   Awards(1)     Foods    Philip Morris    LTIP(2)
---------------------------      ----   -------   -------   ------------   ----------   -------   -------------   ---------
                                           $         $           $             $         Shs.         Shs.            $
Roger K. Deromedi..............  2001   738,154   950,000      13,004(4)      -0-       419,354      156,579(5)         -0-
 Co-Chief Executive Officer,     2000   634,231   725,000      10,316(4)      -0-           -0-      257,700      2,086,100
 Kraft Foods Inc. and President
 and Chief Executive Officer,
 Kraft Foods International,
 Inc.
Betsy D. Holden................  2001   738,154   950,000       4,892(4)      -0-       419,354      158,206(5)         -0-
 Co-Chief Executive Officer,     2000   555,769   700,000       4,205(4)      -0-           -0-       70,280      1,438,500
 Kraft Foods Inc. and President
 and Chief Executive Officer,
 Kraft Foods North America,
 Inc.
Irene B. Rosenfeld.............  2001   522,500   450,000      13,387(4)      -0-       129,032       57,675(5)         -0-
 Group Vice President, Kraft     2000   444,192   360,000         -0-         -0-           -0-       70,280        946,200
 Foods North America, Inc. and
 President, Operations,
 Technology and Information
 Systems, Kraft Foods Canada,
 Mexico and Puerto Rico, Kraft
 Foods North America, Inc.
Mary Kay Haben.................  2001   481,346   325,000       4,600(4)      -0-       114,530       36,060            -0-
 Group Vice President, Kraft     2000   389,615   300,000         -0-         -0-           -0-       70,280        836,300
 Foods North America, Inc. and
 President, Cheese, Meals and
 Enhancers Group, Kraft Foods
 North America, Inc.
Hugh H. Roberts................  2001   412,885   375,000      10,550(4)      -0-       100,010       29,300            -0-
 Group Vice President, Kraft     2000   374,615   290,000         -0-         -0-           -0-       57,400        686,700
 Foods International, Inc. and
 President, Asia Pacific, Kraft
 Foods International, Inc.


                                    All Other
Name and Principal Position      Compensation(3)
---------------------------      ---------------
                                        $
Roger K. Deromedi..............      52,673
 Co-Chief Executive Officer,         43,352
 Kraft Foods Inc. and President
 and Chief Executive Officer,
 Kraft Foods International,
 Inc.
Betsy D. Holden................      51,773
 Co-Chief Executive Officer,         30,088
 Kraft Foods Inc. and President
 and Chief Executive Officer,
 Kraft Foods North America,
 Inc.
Irene B. Rosenfeld.............      31,770
 Group Vice President, Kraft         24,631
 Foods North America, Inc. and
 President, Operations,
 Technology and Information
 Systems, Kraft Foods Canada,
 Mexico and Puerto Rico, Kraft
 Foods North America, Inc.
Mary Kay Haben.................      28,128
 Group Vice President, Kraft         22,666
 Foods North America, Inc. and
 President, Cheese, Meals and
 Enhancers Group, Kraft Foods
 North America, Inc.
Hugh H. Roberts................      25,304
 Group Vice President, Kraft         22,306
 Foods International, Inc. and
 President, Asia Pacific, Kraft
 Foods International, Inc.

------------

(1) On December 31, 2001, each of the named executive officers held restricted shares of Philip Morris common stock, with a value based on that day's closing price of $45.85, as follows: Mr. Deromedi, 24,040 shares, $1,102,234; Ms. Holden, 11,810 shares, $541,489; Ms. Rosenfeld, 6,750 shares, $309,488; Ms.
Haben, 17,550 shares, $804,668; and Mr. Roberts, 21,140 shares, $969,269. During 2001, dividends were paid on the restricted stock in cash at the same rates and dates as all other shares of Philip Morris common stock.

(2) In 2001, a limited number of senior executives received long-term performance awards for performance covering a three-year cycle commencing January 1, 1998, and ending December 31, 2000. The awards to the executive officers named in this table were based upon the achievement of financial and strategic goals over the three-year period.

(3) The amounts in this column consist of matching contributions to defined contribution plans.

The Company has made available funding payments to certain executives with vested accrued benefits under non-qualified supplemental retirement plans. During 2001, the following amounts, less applicable tax withholding, were made available to the named executive officers to provide funding for matching contributions to the Company's non-qualified supplemental defined contribution plan through March 31, 2001, and for earnings through June 30, 2001, on such matching contributions for Ms. Haben and Mr. Roberts, and for matching contributions and earnings through May 31, 2001 for Mr. Deromedi, Ms. Holden and Ms. Rosenfeld: Mr. Deromedi, $120,675; Ms. Holden, $163,791; Ms. Rosenfeld, $93,746; Ms. Haben, $115,339; and Mr. Roberts, $126,547. The funding of these amounts is not intended to increase total promised benefits.

(4) Includes reimbursement for taxes on a portion of the earnings on assets held in trust for Mr. Deromedi, Ms. Holden, Ms. Haben, Mr. Roberts and Ms. Rosenfeld. These trust assets offset amounts otherwise payable by the Company for vested benefits under non-qualified supplemental retirement plans and are not intended to increase total promised benefits.

(5) Includes Philip Morris EOSO grants for Mr. Deromedi of 10,099 shares, Ms. Holden of 11,726 shares and Ms. Rosenfeld of 12,595 shares. EOSOs do not become exercisable until six months following their grant and are subject to forfeiture if the executive does not hold the net option shares received upon exercise for a period of one year following such exercise of the underlying options.

2001 Stock Option Grants--Kraft Foods Inc. and Philip Morris Companies Inc.

                                                         Number of     Percent of
                        Kraft or                           Shares     Total Options
                      Philip Morris                      Underlying    Granted to                                   Grant Date
                         ("PM")                           Options     Employees in    Exercise      Expiration       Present
Name                      Stock          Grant Date       Granted      Fiscal Year     Price           Date          Value(1)
----                  -------------   ----------------   ----------   -------------   --------   ----------------   ----------
Roger K. Deromedi....        PM       January 31, 2001    146,480(3)      0.42%       $44.375    January 31, 2011   $1,517,899
                          Kraft          June 12, 2001    209,677(4)      0.92         31.000       June 12, 2011    1,913,339
                          Kraft          June 12, 2001    209,677(5)      0.92         31.000       June 12, 2011    1,913,339
                             PM           May 17, 2001     10,099(6)      0.03         52.200    January 26, 2010      132,788
Betsy D. Holden......        PM       January 31, 2001    146,480(3)      0.42         44.375    January 31, 2011    1,517,899
                          Kraft          June 12, 2001    209,677(4)      0.92         31.000       June 12, 2011    1,913,339
                          Kraft          June 12, 2001    209,677(5)      0.92         31.000       June 12, 2011    1,913,339
                             PM       October 22, 2001     11,726(6)      0.03         50.430       June 24, 2005      122,730
Irene B. Rosenfeld...        PM       January 31, 2001     45,080(3)      0.13         44.375    January 31, 2011      467,142
                          Kraft          June 12, 2001     64,516(4)      0.28         31.000       June 12, 2011      588,720
                          Kraft          June 12, 2001     64,516(5)      0.28         31.000       June 12, 2011      588,720
                             PM        October 3, 2001     12,595(6)      0.04         49.480    January 26, 2010      135,472
Mary Kay Haben.......        PM       January 31, 2001     36,060(3)      0.10         44.375    January 31, 2011      373,672
                          Kraft          June 12, 2001     56,460(4)      0.25         31.000       June 12, 2011      515,207
                          Kraft          June 12, 2001     58,070(5)      0.26         31.000       June 12, 2011      529,899
Hugh H. Roberts......        PM       January 31, 2001     29,300(3)      0.08         44.375    January 31, 2011      303,621
                          Kraft          June 12, 2001     41,940(4)      0.18         31.000       June 12, 2011      382,710
                          Kraft          June 12, 2001     58,070(5)      0.26         31.000       June 12, 2011      529,899


                         Value at
                       December 31,
Name                     2001(2)
----                   ------------
Roger K. Deromedi....    $216,058
                          635,321
                          635,321
                              -0-
Betsy D. Holden......     216,058
                          635,321
                          635,321
                              -0-
Irene B. Rosenfeld...      66,493
                          195,483
                          195,483
                              -0-
Mary Kay Haben.......      53,189
                          171,074
                          175,952
Hugh H. Roberts......      43,218
                          127,078
                          175,952

------------

(1) In accordance with the Securities and Exchange Commission rules, grant date present value is determined using the Black-Scholes Model. The Black-Scholes Model is a complicated mathematical formula widely used to value exchange-traded options. However, stock options granted by the Company and Philip Morris are long-term, non-transferable and subject to vesting restrictions, while exchange-traded options are short-term and can be exercised or sold immediately in a liquid market. The Black-Scholes Model relies on several key assumptions to estimate the present value of options, including the volatility of, and dividend yield on, the security underlying the option, the risk-free rate of return on the date of grant, and the estimated time period until exercise of the option. In calculating the grant date present values set forth in the table, the volatility was based on the monthly closing stock prices and dividends for the five-year period preceding the grant dates for the Philip Morris stock option grants and based on the average volatility for companies in the Company's compensation survey group for the Company's stock option grants, the dividend yield was based on an annual dividend rate in effect at the time the options were granted, the risk-free rate of return was fixed at the rate for a five-year U.S. Treasury Note for the month of grant as reported in the Federal Reserve Statistic Release H.15(159), and an estimated time period equal to the lesser of the option term or five years was used. The following assumptions were used in the table:

                        Black-Scholes Model Assumptions
--------------------------------------------------------------------------------

                                                                                   Dividend     Risk-Free
Stock Option Grant                                 Expiration Date    Volatility    Yield     Rate of Return   Time Period
------------------                                 ----------------   ----------   --------   --------------   -----------
January 31, 2001 (Philip Morris)                   January 31, 2011     33.88%       4.78%         4.86%        5.0 years
June 12, 2001 (Kraft Foods)                           June 12, 2011     29.70        1.68          4.81         5.0
June 12, 2001 (Kraft Foods Performance-Enhanced)      June 12, 2001     29.70        1.68          4.81         5.0
Roger K. Deromedi (Philip Morris EOSO)             January 26, 2010     33.63        4.06          4.93         5.0
Betsy D. Holden (Philip Morris EOSO)                  June 24, 2005     34.83        4.60          3.39         3.7
Irene B. Rosenfeld (Philip Morris EOSO)            January 26, 2010     33.09        4.69          3.91         5.0

The use of different assumptions can produce significantly different estimates of the present value of options. Consequently, the grant date present values shown in the table are only theoretical values and may not accurately represent present value. The actual value, if any, an optionee will realize will depend on the excess of market value of Philip Morris common stock or Class A Common Stock, as the case may be, over the exercise price on the date the option is exercised.

(2) Based on the closing price of Philip Morris common stock of $45.85 or Class A Common Stock of $34.03, as the case may be, on December 31, 2001.

(3) Stock option grants made as part of the Philip Morris 2001 annual stock option grant in January 2001, prior to the IPO. Options are not exercisable until one year following the grant date. Percentage of total options granted to employees in fiscal year refers to all options, including reload options granted through the EOSO program, to purchase Philip Morris common stock granted by Philip Morris to its employees and employees of its wholly-owned and majority-owned subsidiaries.

(4) These options to acquire shares of Class A Common Stock are not exercisable until January 31, 2003. Percentage of total options granted to employees in fiscal year refers to all employee stock options to purchase Class A Common Stock granted by the Company to its employees and employees of its wholly-owned and majority-owned subsidiaries.

(5) These options are performance-enhanced and are exercisable based on the achievement of total stockholder return goals for the Class A Common Stock during the three years following June 12, 2001, the date of grant. Any performance-enhanced options not exercisable during three years following the date of grant will become exercisable five years from the date of grant. Percentage of total options granted to employees in fiscal year refers to all employee stock options to purchase Class A Common Stock granted by the Company to its employees and employees of its wholly-owned and majority-owned subsidiaries.

(6) Represents Philip Morris EOSOs that do not become exercisable until six months following their date of grant. EOSO grants are subject to forfeiture if the executive does not hold the net option shares received upon exercise for a period of one year following such exercise of the underlying options. Percentage of total options granted to employees in fiscal year refers to all options, including reload options granted through the EOSO program, to purchase Philip Morris common stock granted by Philip Morris to its employees and employees of its wholly-owned and majority-owned subsidiaries.

2001 Kraft Foods Inc. Stock Option Exercises and Year-End Values

                                Number of                 Total Number of Shares
                                 Shares                   Underlying Unexercised       Total Value of Unexercised
                                Acquired      Value           Options Held at         In-the-Money Options Held at
                               on Exercise   Realized        December 31, 2001            December 31, 2001(1)
                               -----------   --------   ---------------------------   -----------------------------
Name                                                    Exercisable   Unexercisable   Exercisable    Unexercisable
----                                                    -----------   -------------   ------------   --------------
Roger K. Deromedi............    -0-           $-0-         -0-          419,354          $-0-         $1,270,643
Betsy D. Holden..............    -0-            -0-         -0-          419,354           -0-          1,270,643
Irene B. Rosenfeld...........    -0-            -0-         -0-          129,032           -0-            390,967
Mary Kay Haben...............    -0-            -0-         -0-          114,530           -0-            347,026
Hugh H. Roberts..............    -0-            -0-         -0-          100,010           -0-            303,030

------------

(1) Based on the closing price of Class A Common Stock of $34.03 on December 31, 2001.

2001 Philip Morris Companies Inc. Stock Option Exercises and Year-End Values

                            Number of                   Total Number of Shares
                             Shares                     Underlying Unexercised      Total Value of Unexercised
                            Acquired       Value            Options Held at          In-the-Money Options Held
                           on Exercise    Realized         December 31, 2001          at December 31, 2001(1)
                           -----------   ----------   ---------------------------   ---------------------------
Name                                                  Exercisable   Unexercisable   Exercisable   Unexercisable
----                                                  -----------   -------------   -----------   -------------
Roger K. Deromedi........    26,413      $  743,068     613,846        177,730      $9,759,574      $398,871
Betsy D. Holden..........    25,573         659,409     178,447        164,456       2,562,582       252,621
Irene B. Rosenfeld.......    45,549       1,225,587     157,801         63,925       1,919,421       103,056
Mary Kay Haben...........    37,140         948,910     161,450         42,310       2,281,003        89,751
Hugh H. Roberts..........    21,780         682,168     235,330         39,150       4,025,135       100,840

------------

(1) Based on the closing price of Philip Morris common stock of $45.85 on December 31, 2001.

Long-Term Incentive Plan: 2001-2003 Performance Cycle(1)

Name                             Performance Period Ending       Estimated Future Payouts(2)
----                             -------------------------   ------------------------------------
                                                                                         Plan
                                                             Threshold     Target     Maximum(3)
                                                             ---------   ----------   -----------
Roger K. Deromedi..............      December 31, 2003         $-0-      $2,700,000   $13,500,000
Betsy D. Holden................      December 31, 2003          -0-       2,700,000    13,500,000
Irene B. Rosenfeld.............      December 31, 2003          -0-       1,470,000    13,500,000
Mary Kay Haben.................      December 31, 2003          -0-         990,000    13,500,000
Hugh H. Roberts................      December 31, 2003          -0-         960,000    13,500,000

------------

(1) Awards for covered officers are expressed as a percentage of aggregate salary and annual bonus earned by participants during the three-year performance cycle commencing on January 1, 2001 and ending on December 31, 2003.

(2) The target award opportunities are expressed as a percentage of total cash compensation. As future payments are based on three-year total cash compensation, the amount of the target award is not presently determinable. However, an estimate is provided based on the assumption that the annual base salary as of December 31, 2001 and annual bonus earned in 2001 are earned in each year of the three-year performance cycle. The awards from this performance cycle will be subject to the limits under performance-based compensation arrangements previously implemented by the Company.

(3) Reflects the maximum permitted under the Plan.

Pension Plan Table--Kraft Foods Retirement Plan

 Five-Year
  Average                                Years of Service(1)
   Annual      -----------------------------------------------------------------------
Compensation      10         15          20           25           30           35
------------   --------   --------   ----------   ----------   ----------   ----------
 $  500,000    $ 82,271   $123,406   $  164,542   $  205,677   $  246,813   $  259,313
    750,000     124,146    186,219      248,292      310,365      372,438      391,188
  1,000,000     166,021    249,031      332,042      415,052      498,063      523,063
  1,250,000     207,896    311,844      415,792      519,740      623,688      654,938
  1,500,000     249,771    374,656      499,542      624,427      749,313      786,813
  1,750,000     291,646    437,469      583,292      729,115      874,938      918,688
  2,000,000     333,521    500,281      667,042      833,802    1,000,563    1,050,563
  2,250,000     375,396    563,094      750,792      938,490    1,126,188    1,182,438
  2,500,000     417,271    625,906      834,542    1,043,177    1,251,813    1,314,313
  2,750,000     459,146    688,719      918,292    1,147,865    1,377,438    1,446,188
  3,000,000     501,021    751,531    1,002,042    1,252,552    1,503,063    1,578,063
  3,250,000     542,896    814,344    1,085,792    1,357,240    1,628,688    1,709,938
  3,500,000     584,771    877,156    1,169,542    1,461,927    1,754,313    1,841,813

------------

(1) At February 1, 2002, Mr. Deromedi had accredited service of 13.7 years; Ms. Holden had accredited service of 17.7 years; Ms. Rosenfeld had accredited service of 20.9 years; Ms. Haben had accredited service of 22.7 years; and Mr. Roberts had accredited service of 26.7 years.

Mr. Deromedi, Ms. Holden, Ms. Rosenfeld, Ms. Haben and Mr. Roberts participate in the tax-qualified Kraft Foods Retirement Plan and a non-qualified supplemental pension plan (collectively, the "Kraft Foods Retirement Plan"). These plans provide for fixed retirement benefits in relation to the participant's years of accredited service, five-year average annual compensation (the highest average annual compensation during any period of five full consecutive years out of the ten years preceding retirement) and applicable Social Security-covered compensation amount. The fixed retirement benefit is also dependent upon the periods of service before January 1, 1989 (for former Kraft Foods participants), or

January 1, 1991 (for former General Foods participants), in which the participant elected to make contributions. Allowances are payable upon retirement at the normal retirement age of 65 and upon attainment of certain conditions at earlier ages. Annual compensation includes the amount shown as salary and bonus in the Summary Compensation Table. At December 31, 2001, five-year average annual compensation was $976,270 for Mr. Deromedi; $742,708 for Ms. Holden; $627,377 for Ms. Rosenfeld; $563,719 for Ms. Haben; and $580,404 for Mr. Roberts.

The above table provides examples of annual pension benefits payable under the Kraft Foods Retirement Plan. The examples, which assume retirement at the normal retirement age of 65, are based on the Social Security-covered compensation amount in effect for an employee attaining age 65 in calendar year 2002. Since participant contributions could be substantial in individual cases, the benefit amounts shown in the table may be attributed in certain instances to participant contributions to a significant degree, depending upon retirement date and years of service. The Company has made available funding payments to certain executives with vested accrued benefits under non-qualified supplemental retirement plans. During 2001, the following amounts, less applicable tax withholding, were made available to the following executive officers named in the Summary Compensation Table to provide funding for pension benefits earned under the Company's non-qualified supplemental defined benefit plan as of December 31, 2000, and valued at July 1, 2001 for Ms. Haben and Mr. Roberts, and for projected benefits to be earned through July 1, 2002 and valued at July 1, 2001 for Mr. Deromedi, Ms. Holden and Ms. Rosenfeld: Mr. Deromedi, $148,272; Ms. Holden, $327,415; Ms. Rosenfeld, $685,354; Ms. Haben, $267,278; and Mr. Roberts, $174,246. These amounts offset benefits previously accrued and do not increase total promised benefits.

Employment Contracts, Termination of Employment and Change of Control
Arrangements

Mr. Deromedi and Ms. Holden have change of control agreements with Philip Morris. The agreements provide that if the executive is terminated other than for cause within three years after a change of control of Philip Morris or if the executive terminates his or her employment for good reason within such three-year period or voluntarily during the thirty-day period following the first anniversary of the change of control, the executive is entitled to receive a lump-sum severance payment equal to two and one-half times the sum of base salary and highest annual bonus, times a fraction, the numerator of which is the number of months remaining until the expiration of the three-year period (but which shall be no greater than 30), and the denominator of which is 30, together with certain other payments and benefits, including continuation of employee welfare benefits. An additional payment is required to compensate the executive in the event excise taxes are imposed upon payments under the agreements.

                        2001 PERFORMANCE INCENTIVE PLAN

Introduction

Prior to the IPO, the Board and Philip Morris, as the former sole stockholder of the Company, adopted the 2001 Performance Incentive Plan (the "Plan"). The prospectus for the IPO disclosed the material terms of the Plan. Because the Company is now publicly traded, the Plan is being submitted to all stockholders with a request for approval. A copy of the Plan is attached as Exhibit B to this proxy statement.

Assuming that the Plan is approved by the Company's stockholders, it will continue to permit the Company to grant to salaried employees awards of stock options, stock appreciation rights, restricted stock, and other awards based on the Class A Common Stock, as well as performance-based annual and long-term incentive awards. Your Board believes that the Plan forms an important part of the Company's overall compensation program. The Plan supports the Company's ongoing efforts to develop and retain world-class leaders and gives the Company the ability to provide those employees with incentives that are directly linked to the profitability of the Company's businesses and increases in stockholder value.

Summary of the Plan

The following general description of certain features of the Plan is qualified in its entirety by reference to the provisions of the Plan set forth as Exhibit B.

Eligibility and Limits on Awards. Salaried employees of the Company, its subsidiaries and its affiliates, who are responsible for or contribute to the management, growth and profitability of the Company, its subsidiaries and affiliates, will be eligible to receive awards under the Plan. Employees of Philip Morris and its subsidiaries other than the Company and its subsidiaries are not eligible for awards. Approximately 2,835 employees currently participate in the Plan, including 25 officers.

Under the Plan, no employee may receive awards of stock options and stock appreciation rights ("SARs") that total more than 7,500,000 shares in any Plan year. The value of an employee's annual incentive award may not exceed $7,500,000; and individual long-term incentive awards are limited to 150,000 shares times the number of years in the applicable performance cycle and, in the case of awards expressed in U.S. currency, $4,500,000 times the number of years in the applicable performance cycle.

Administration. The Compensation and Governance Committee administers the Plan. The Committee selects the eligible employees to receive grants and sets the terms of awards, including any performance goals applicable to annual and long-term incentive awards. The Committee has the authority to permit or require the deferral of payment of awards. The Committee may delegate its authority under the Plan to officers of the Company, subject to guidelines, for employees who are not "executive officers" of the Company.

Shares Reserved for Awards. The number of shares of Class A Common Stock reserved and available for awards under the Plan is 75,000,000. If any award under the Plan is exercised or cashed out or terminates or expires or is forfeited without payment being made in the form of Class A Common Stock, the shares subject to such award will again be available for distribution under the Plan, as will shares that are used by an employee to pay withholding taxes or as payment for the exercise price of an award. No more than 18,800,000 of the shares issuable under the Plan may be awarded as restricted stock or pursuant to incentive awards or "other stock-based awards" (as discussed on page 22 and excluding from this limitation such awards whose value is based solely on the appreciation in fair market value of the Class A Common Stock from the grant or exercise price of the award). Stock options may be exercised by tendering Class A Common Stock to the Company in full or partial payment of the exercise price.

In the event of any transaction or event that affects Class A Common Stock, including but not limited to a merger, share exchange, reorganization, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off or issuance of rights or warrants, then the Board is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the number and kind of shares reserved for issuance under the Plan, in the number, kind and price of shares subject to outstanding awards under the Plan and in the limits on individual awards described above or to provide for cash payments to the holders of such awards. The Compensation and Governance Committee also may make awards in substitution for awards held by individuals who become employees of the Company, a subsidiary or an affiliate in connection with any such transactions. Notwithstanding the generally applicable provisions of the Plan, such substituted awards may be on such terms as the Committee determines is appropriate.

Annual and Long-Term Incentive Awards. Annual and long-term incentive awards may be granted under the Plan. These awards will be earned only if corporate, business unit or individual performance objectives over performance cycles established by or under the direction of the Compensation and Governance Committee are met. The performance objectives may vary from employee to employee, group to group and period to period. The performance objectives for awards that are intended to constitute "qualified performance-based compensation" (see discussion below under the heading United States Federal Income Tax Consequences) will be based upon one or more of the following: earnings per share, total shareholder return, operating companies income, net income, cash flow, return on equity, return on capital or economic value added (i.e., net after-tax operating profit less the cost of capital). Awards may be paid in the form of cash, shares of Class A Common Stock or in any combination, as determined by the Committee.

Stock Options. The Plan permits the granting to eligible employees of incentive stock options ("ISOs"), which qualify for special tax treatment, and nonqualified stock options. The option grants may include executive ownership stock options (see description on page 12) to an eligible employee who tenders mature shares of Class A Common Stock already owned by the employee for at least six months to pay all or a portion of the exercise price of a stock option and/or to cover minimum-required withholding tax liabilities, including Social Security and Medicare, resulting from the exercise of the stock option. An executive ownership stock option will entitle the employee to acquire shares of Class A Common Stock equal to the number of mature shares tendered to pay the exercise price and/or withholding tax liabilities. The exercise price for any stock option will not be less than the fair market value of Class A Common Stock on the date of grant.

SARs. SARs may also be granted either singly or in combination with underlying stock options. SARs entitle the holder upon exercise to receive an amount in any combination of cash or shares of Class A Common Stock (as determined by the Compensation and Governance Committee) equal in value to the excess of the fair market value of the shares covered by such right over the grant price. The grant price for SARs will not be less than the fair market value of the Class A Common Stock on the date of grant.

Restricted Stock. Shares of restricted Class A Common Stock may also be awarded. The restricted stock will vest and become transferable upon the satisfaction of conditions set forth in the restricted stock award agreement. Restricted stock awards may be forfeited if, for example, the recipient's employment terminates before the award vests. Except as specified in the restricted stock award agreement, the holder of a restricted stock award will have all the rights of a holder of Class A Common Stock on his or her restricted shares.

Other Stock-Based Awards. The Plan also provides for awards that are denominated in, valued by reference to, or otherwise based on or related to, Class A Common Stock. These awards may include, without limitation, performance shares and restricted stock units that entitle the recipient to receive, upon satisfaction of performance goals or other conditions, a specified number of shares of Class A Common Stock or the cash equivalent thereof. When the value of such stock-based award is based on the difference between the fair market value of the shares covered by such award and the exercise price, the grant price for the award will not be less than the fair market value of Class A Common Stock on the date of grant.

Change in Control Provisions. The Plan provides that, in the event of a "Change in Control" (as defined in the Plan), all stock options and SARs will become fully vested and immediately exercisable, the restrictions applicable to outstanding restricted stock and other stock-based awards will lapse, and, unless otherwise determined by the Compensation and Governance Committee, the value of outstanding stock options, SARs, restricted stock and other stock-based awards will be cashed out on the basis of the highest price per share paid in any transaction reported on the New York Stock Exchange-Composite Transactions or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company during the preceding 60-day period. In addition, outstanding incentive awards will be vested and paid out on a prorated basis, based on the maximum award opportunity of such awards and the number of months elapsed compared with the total number of months in the performance cycle.

United States Federal Income Tax Consequences

Nonqualified Stock Options. Nonqualified stock options granted under the Plan will not be taxable to an employee at grant but generally will result in taxation at exercise, at which time the employee will recognize ordinary income in an amount equal to the difference between the option's exercise price and the fair market value of the shares on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the employee recognizes this income.

Incentive Stock Options. An employee will generally not recognize ordinary income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee's alternative minimum tax in the year of exercise. If the employee holds the shares of Class A Common Stock received on exercise of the ISO for one year after the date of exercise (and for two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

If an employee exercises an ISO but engages in a "disqualifying disposition" by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of the disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee as a business expense in the year of the disqualifying disposition.

SARs. There are no immediate tax consequences to an employee when an SAR is granted. When an employee exercises the right to the appreciation in fair market value of shares represented by an SAR, payments made, whether in cash or stock, are normally includable in the employee's gross income for regular income tax purposes. The Company will be entitled to deduct the same amount as a business expense in the same year. When payments are made in shares of Class A Common Stock, the includable amount and corresponding deduction each equal the fair market value of the shares on the date of exercise.

Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the employee will recognize ordinary income equal to the then fair market value of the stock. The employee may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the shares transferred to the employee as a business expense in the year the employee includes the compensation in income.

Other Stock-Based Awards/Incentive Awards. Any cash payments or the fair market value of any Class A Common Stock or other property an employee receives in connection with other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or on restricted stock are includable in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to "qualified performance-based compensation." Assuming stockholder approval of the Plan, the Company believes that awards of stock options, SARs and certain other "performance-based compensation" awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit. State tax consequences may in some cases differ from those described above. Awards under the Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information

No awards will be made under the Plan after June 11, 2006. Any awards granted before June 11, 2006 may extend beyond that date. The Board may amend the Plan at any time, provided that no such amendment will be made without stockholder approval if approval is required under applicable law, or if the proposed amendment would: (i) decrease the grant or exercise price of any stock option, SAR or other stock-based award to less than fair market value on the date of grant; or (ii) increase the number of shares that may be distributed under the Plan. An option may not be canceled and a new option issued at a lower price as a substitute therefor, except as may be necessary to comply with a change in law, regulations or accounting principles of a foreign country applicable to participants subject to the laws of such country.

The Plan provides that an award may not be transferred except in the event of the employee's death or unless otherwise required by law. Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Compensation and Governance Committee, provided that no such amendment may materially and adversely affect an award without the award recipient's consent. Awards under the Plan may earn dividends or dividend equivalents, as determined by the Committee.

The Plan constitutes an "unfunded" plan for incentive and deferred compensation. The Plan authorizes the creation of trusts and other arrangements to facilitate or ensure payment of the Company's obligations.

On February 28, 2002, the closing price of the Class A Common Stock on the New York Stock Exchange was $39.10.

Awards under the Plan. The allocation of awards in 2002 to any one individual or group of individuals under the Plan is not currently determinable as such allocation is based upon future decisions to be made by the Company's Compensation and Governance Committee in its sole discretion, subject to the applicable provisions of the Plan. Directors who are not employees of the Company are not eligible to participate in the Plan. For information on Plan awards made to named executive officers, see page 17 of this proxy statement. The following table sets forth awards that were made under the Plan to executive officers and other employees during the fiscal year ended December 31, 2001.

                                 PLAN BENEFITS
--------------------------------------------------------------------------------
                        2001 Performance Incentive Plan
--------------------------------------------------------------------------------

                                                                                       Number of
                                                                                   Shares Underlying
                                                             Dollar Value ($)(1)     Option Awards
                                                             -------------------   -----------------
Executive Group (25 persons)...............................       8,271,815            2,729,972
Non-Executive Officer Employee Group (2,810 persons).......      52,985,780           17,496,085

------------

(1) Based on the closing price of Class A Common Stock of $34.03 on December 31, 2001.

No "associate," as defined by the Securities and Exchange Commission, of any director, executive officer or nominee for director received any awards under the Plan during fiscal year ended December 31, 2001. No person received five percent or more of the awards granted under the Plan during fiscal year ended December 31, 2001.

Required Vote. If a quorum exists at the Annual Meeting of Stockholders, the Plan will be approved if the votes cast in favor of the Plan exceed the votes cast against.

The Board recommends a vote FOR the 2001 Performance Incentive Plan.

                        RELATIONSHIP WITH PHILIP MORRIS

As of the date of this proxy statement, Philip Morris owned approximately 83.9% of the outstanding shares of the Company's capital stock through its ownership of 49.5% of the outstanding Class A Common Stock, and 100% of the outstanding Class B Common Stock. Class A Common Stock has one vote per share while Class B Common Stock has ten votes per share. Therefore, Philip Morris holds 97.7% of the combined voting power of the outstanding Common Stock. For as long as Philip Morris continues to own shares representing more than 50% of the combined voting power of the Common Stock, it will be able to direct the election of all members of the Board and exercise a controlling influence over the business and affairs of the Company, including any determinations with respect to mergers or other business combinations, the acquisition or disposition of assets, the incurrence of indebtedness, the issuance of additional shares of Common Stock or other equity securities and the payment of dividends on Common Stock.

Included below are descriptions of certain agreements, relationships and transactions the Company has with Philip Morris. The agreements are filed as exhibits to the Company's filings with the Securities and Exchange Commission and the summaries below are qualified in all respects by reference to the full text of the exhibits.

Corporate Agreement

The Company has entered into a corporate agreement with Philip Morris under which Philip Morris has a continuing option to purchase additional shares of Class A Common Stock. Philip Morris may exercise the option simultaneously with the issuance of any equity security of the Company, only to the extent necessary to permit Philip Morris to maintain its then-existing percentage ownership of Common Stock. This option is not exercisable upon the issuance of stock in connection with employee compensation. The purchase price of the shares of Class A Common Stock purchased upon any exercise of this option will be equal to the price paid for Class A Common Stock in the related issuance if the Company issues Class A Common Stock for cash, or the then current market price of Class A Common Stock if the Company issues a different equity security or Class A Common Stock for other than cash.

The corporate agreement provides that all material intercompany transactions, including any material amendments to the corporate agreement, the services agreement, the tax sharing agreement or any other agreement between the Company and Philip Morris, will be subject to the approval of the Audit Committee of the Board.

The Company has agreed with Philip Morris that both it and Philip Morris have the right to engage in the same or similar business activities as the other party, do business with any customer or client of the other party, and employ or engage any officer or employee of the other party. Neither Philip Morris nor the Company, nor their respective related persons, will be liable to the other as a result of engaging in any of these activities.

Under the corporate agreement, the Company must obtain Philip Morris' written consent before: entering into any agreement binding Philip Morris or that contains provisions that trigger a default or require a material payment when Philip Morris exercises its rights to convert Class B Common Stock; declaring extraordinary dividends; and issuing any equity securities except for Class A Common Stock issued or granted to the Company's employees.

The corporate agreement will terminate when Philip Morris owns less than 50% of the Company's then outstanding Common Stock, except that the indemnification provisions will survive the termination.

Services Agreement

Philip Morris Management Corp., a wholly-owned subsidiary of Philip Morris, provides certain services to the Company for fees based on costs incurred by Philip Morris and its subsidiaries in providing the services and a management fee. In 2001, the Company paid $339 million for these services and the Company expects to make comparable payments to Philip Morris Management Corp. for similar levels of services in 2002. The Company believes the terms of these services in the aggregate are at least as favorable to it as those the Company could have obtained from unrelated third parties through arm's-length negotiations. These services, which are the subject of a services agreement, include government and corporate affairs services, human resources services, treasury services, including insurance services, financial, reporting, research and ledger services, internal auditing services, information technology services, legal and corporate secretary services, aviation, building and conference services, tax services, corporate planning and analysis services, corporate business development services, and financial communications and investor relations services.

Philip Morris Management Corp. and the Company may each terminate any or all of the services under the services agreement by giving the other party written notice at least 12 months in advance of termination. Philip Morris Management Corp. has agreed to provide the Company with reasonable assistance to make an orderly transition to other service providers upon the termination of the services agreement.

Tax-Sharing Agreement

The Company is included in Philip Morris' federal consolidated income tax group, and its federal income tax liability is included in the consolidated federal income tax liability of Philip Morris and its subsidiaries. In certain circumstances, certain of the Company's subsidiaries will also be included with certain Philip Morris subsidiaries in combined, consolidated or unitary income tax groups for state and local income tax purposes. The Company has entered into a tax-sharing agreement with Philip Morris. Under the tax-sharing agreement, the Company makes payments to Philip Morris, with respect to any period, for the amount of taxes to be paid by the Company, and these taxes are determined as though the Company filed separate federal, state and local income tax returns as the common parent of an affiliated group of corporations filing combined, consolidated or unitary, as applicable, federal, state and local income tax returns. The Company's payments to Philip Morris also include any amounts determined by a tax authority or estimated by Philip Morris to be due as a result of a redetermination of the tax liability of

Philip Morris arising from an audit or otherwise. The Company is reimbursed, however, for any tax items such as foreign tax credits, net operating losses and alternative minimum tax credits, based on the usage of the tax items by the consolidated group.

Borrowings from Philip Morris

As of December 31, 2001, the Company had a long-term note payable to Philip Morris of $5.0 billion and short-term borrowings due to Philip Morris of $1.7 billion. The long-term note bears interest at an annual rate of 7.00% and matures in 2009, with no penalty for prepayment. During 2001, the Company used the IPO proceeds, net of the underwriting discount and expenses, of $8.4 billion to retire a portion of an $11.0 billion long-term note payable to Philip Morris. The remainder of this note was repaid from short-term borrowings. In 2001, the Company also repaid a $4.0 billion long-term note payable to Philip Morris with the net proceeds from a $4.0 billion public global bond offering. The Company anticipates that it will continue to refinance borrowings from Philip Morris with proceeds from external debt offerings as market conditions permit. During 2001, the Company also refinanced two long-term Swiss franc notes payable to Philip Morris in an aggregate amount of $1.4 billion with short-term Swiss franc borrowings from Philip Morris at variable interest rates.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of copies of reports filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or written representations from persons required to file such reports, the Company believes that all filings required to be made were timely made in accordance with the requirements of the Exchange Act, except that Ms. Paula A. Sneed, Group Vice President, Kraft Foods North America, Inc., failed to include on a Form 4 she filed in July 2001, an acquisition of 16 shares of Class A Common Stock by her daughter who shares her household. When Ms. Sneed was informed of the filing requirements with respect to that acquisition, she promptly filed a Form 5.

                                 OTHER MATTERS

Management knows of no other business that will be presented to the meeting for a vote. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

The cost of this solicitation of proxies will be borne by the Company. In addition to the use of the mail, some of the officers and regular employees of the Company may solicit proxies by telephone and will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Class A Common Stock held of record by such persons. The Company will reimburse such persons for expenses incurred in forwarding such soliciting material. It is contemplated that additional solicitation of proxies will be made in the same manner under the engagement and direction of D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, at an anticipated cost of $6,000, plus reimbursement of out-of-pocket expenses.

                              2003 ANNUAL MEETING

Stockholders wishing to suggest candidates to the Compensation and Governance Committee for consideration as directors may submit names and biographical data to the Secretary of the Company. The Company's By-Laws prescribe the procedures a stockholder must follow to nominate directors or to bring other business before stockholder meetings. For a stockholder to nominate a candidate for director at the 2003 Annual Meeting, presently anticipated to be held on April 21, 2003, notice of the nomination must be received by the Company between October 9, and November 8, 2002. The notice must describe various matters regarding the nominee, including name, address, occupation and shares held. For a stockholder to bring other matters before the 2003 Annual Meeting, and to include a matter in the Company's proxy statement and proxy for that meeting, notice must be received by the Company within the time limits described above. The notice must include a description of the proposed business, the reasons therefor and other specified matters. In each case, the notice must be given to the Secretary of the Company, whose address is Three Lakes Drive, Northfield, Illinois 60093. Any stockholder desiring a copy of the Company's By-Laws will be furnished one without charge upon written request to the Secretary.

                                                            Calvin J. Collier
                                                            Senior Vice President,
March 8, 2002                                               General Counsel and Secretary

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER

                                Kraft Foods Inc.

I.   Audit Committee Composition and Meetings

The Audit Committee shall be composed of three or more non-employee directors who are independent as that term is defined by the New York Stock Exchange Listing Standards. All members of the Committee shall be financially literate, and at least one member of the committee shall have accounting or related financial management expertise, both as determined in the business judgment of the Board of Directors.

The Board of Directors shall appoint the members of the Audit Committee meeting these requirements and designate its Chair. If the Board of Directors does not designate a Chair of the Audit Committee, the members may designate a Chair by majority vote of the Committee's members.

The Audit Committee shall meet at least four times annually or more frequently as circumstances may require. The Committee shall meet separately in executive session at least annually with management, the internal auditors, the independent accountants, and as a committee to discuss any matters that the Committee or the persons with whom they meet believe should be discussed.

In fulfilling its responsibilities, the Audit Committee shall have full access to all books, records, facilities and personnel of the Company and to the services of the independent accountants. The Audit Committee shall also have the authority to conduct investigations and retain, at the Company's expense, special legal, accounting or other consultants or experts to advise the Committee.

II.  Audit Committee Responsibilities

The Audit Committee shall assist the Board of Directors in monitoring the Company's financial reporting processes, systems of internal control, the independence and performance of the Company's independent accountants and the performance of the internal auditors, and shall provide an avenue of communication among management, the independent accountants, the internal auditors and the Board of Directors. The Audit Committee shall perform any other activities consistent with the Company's Certificate of Incorporation, By-Laws and governing law as the Committee or the Board of Directors deems necessary or appropriate.

In carrying out its responsibilities, the Audit Committee shall:

     1. review and discuss with the independent accountants their audit procedures, including the audit plan and its scope with respect to the Company's consolidated financial statements;

     2. review and discuss with the independent accountants and with management the results of the annual audit of the Company's consolidated financial statements prior to the filing or distribution thereof, including any appropriate matters regarding accounting principles, practices and judgments and the independent accountants' opinion as to the quality thereof and any items required to be communicated to the Committee by the independent accountants in accordance with standards established and amended from time to time by the American Institute of Certified Public Accountants ("AICPA");

     3. review and discuss with management, the independent accountants and the internal auditors the quality and adequacy of the Company's financial reporting processes and internal controls, and review significant findings prepared by the independent accountants or the internal auditors, together with management's responses to such findings;

     4. through the Committee or its Chair, review and discuss with management and the independent accountants the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission ("SEC") and any items required to be communicated to the Committee by the independent accountants in accordance with existing AICPA guidance;

     5. on an annual basis, in accordance with existing professional standards, review and discuss with the independent accountants all significant relationships (including fees), if any, that the accountants have with the Company that could impair their independence, as summarized by a letter issued to the Committee by the independent accountants and based on such review assess the independence of the accountants;

     6. review the fees paid to the independent accountants;

     7. review the performance of and annually recommend to the Board of Directors the appointment of the independent accountants, who shall be ultimately accountable to the Audit Committee and the Board, or approve any discharge of the accountants if circumstances warrant;

     8. review and discuss the internal audit plan, activities and staffing of the internal audit organization;

     9. review the expense reports of executive officers and directors;

     10. approve the Company's Business Conduct Policy and review compliance with the Policy;

     11. review and assess the adequacy of this Charter annually and submit any recommended changes to the Board of Directors for its approval;

     12. recommend to the Board of Directors whether the Company's consolidated financial statements should be accepted for inclusion in the Company's annual report on Form 10-K;

     13. prepare a report of the Audit Committee to stockholders to be included in the Company's annual proxy statement as required by the SEC, and file with the New York Stock Exchange any reports that may be required with respect to the Audit Committee;

     14. review and approve all material transactions between the Company and its principal shareholder, and the other subsidiaries of its principal shareholder; and

     15. report the activities of the Audit Committee to the Board of Directors on a regular basis.

                                                                       EXHIBIT B

                        2001 PERFORMANCE INCENTIVE PLAN

Section 1.  Purpose; Definitions.

The purpose of the Plan is to support the Company's ongoing efforts to develop and retain world-class leaders and to provide the Company with the ability to provide incentives more directly linked to the profitability of the Company's businesses and increases in shareholder value.

For purposes of the Plan, the following terms are defined as set forth below:

     a.  "Annual Incentive Award" means an Incentive Award made pursuant to
     Section 5(a)(v) with a Performance Cycle of one year or less.

     b. "Awards" mean grants under the Plan of Incentive Awards, Stock Options, Stock Appreciation Rights, Restricted Stock or Other Stock-Based Awards.

     c.  "Board" means the Board of Directors of the Company.

     d. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     e. "Commission" means the Securities and Exchange Commission or any successor agency.

     f. "Committee" means the Compensation Committee of the Board or a subcommittee thereof, any successor thereto or such other committee or subcommittee as may be designated by the Board to administer the Plan.

     g.  "Common Stock" or "Stock" means the Class A Common Stock of the
     Company.

     h. "Company" means Kraft Foods Inc., a corporation organized under the laws of the Commonwealth of Virginia, or any successor thereto.

     i. "Economic Value Added" means net after-tax operating profit less the cost of capital.

     j. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     k. "Exercise Period" means the 60-day period from and after a Change in Control.

     l. "Fair Market Value" means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange-Composite Transactions or, if no such sale of Common Stock is reported on such date, the fair market value of the Stock as determined by the Committee in good faith; provided, however, that the Committee may in its discretion designate the actual sales price as Fair Market Value in the case of dispositions of Common Stock under the Plan.

     m. "Incentive Award" means any Award that is either an Annual Incentive Award or a Long-Term Incentive Award.

     n.  "Incentive Stock Option" means any Stock Option that complies with
     Section 422 (or any amended or successor provision) of the Code.

     o.  "Long-Term Incentive Award" means an Incentive Award made pursuant to
     Section 5(a)(v) with a Performance Cycle of more than one year.

     p. "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     q. "Other Stock-Based Award" means an Award made pursuant to Section 5(a)(iii).

     r. "Performance Cycle" means the period selected by the Committee during which the performance of the Company or any subsidiary, affiliate or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

     s. "Performance Goals" mean the objectives for the Company or any subsidiary or affiliate or any unit thereof or any individual that may be established by the Committee for a Performance Cycle with respect to any performance-based Awards contingently awarded under the Plan. Performance Goals may be provided in absolute terms, or in relation to the Company's peer group. The Company's peer group will be determined by the Committee, in its sole discretion. The Performance Goals for Awards that are intended to constitute "performance-based" compensation within the meaning of
     Section 162(m) (or any amended or successor provision) of the Code shall be based on one or more of the following criteria: earnings per share, total shareholder return, return on equity, return on capital, net income, cash flow, operating income or Economic Value Added.

     t. "Plan" means this Kraft Foods Inc. 2001 Performance Incentive Plan, as amended from time to time.

     u. "Restricted Period" means the period during which an Award may not be sold, assigned, transferred, pledged or otherwise encumbered.

     v.  "Restricted Stock" means an Award of shares of Common Stock pursuant to
     Section 5(a)(iv).

     w. "Spread Value" means, with respect to a share of Common Stock subject to an Award, an amount equal to the excess of the Fair Market Value, on the date such value is determined, over the Award's exercise or grant price, if any.

     x.  "Stock Appreciation Right" or "SAR" means a right granted pursuant to
     Section 5(a)(ii).

     y. "Stock Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to Section 5(a)(i).

In addition, the terms "Business Combination," "Change in Control," "Change in Control Price," "Incumbent Board," "Outstanding Company Stock," "Outstanding Company Voting Securities" and "Person" have the meanings set forth in Section 6.

Section 2.  Administration.

The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for carrying out the Plan as it may deem appropriate. The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with the laws, regulations, compensation practices and tax and accounting principles of the countries in which the Company, a subsidiary or an affiliate may operate to assure the viability of the benefits of Awards made to individuals employed in such countries and to meet the objectives of the Plan.

Subject to the terms of the Plan, the Committee shall have the authority to determine those employees eligible to receive Awards and the amount, type and terms of each Award and to establish and administer any Performance Goals applicable to such Awards. The Committee may delegate its authority and power under the Plan to one or more officers of the Company, subject to guidelines prescribed by the Committee, but only with respect to participants who are not subject to either Section 16 (or any amended or successor provision) of the Exchange Act or Section 162(m) (or any amended or successor provision) of the Code.

Any determination made by the Committee or by one or more officers pursuant to delegated authority in accordance with the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate, and all decisions made by the Committee or any appropriately designated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

Section 3.  Eligibility.

Salaried employees of the Company, its subsidiaries and affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries or its affiliates, are eligible to be granted Awards under the Plan; provided that employees of Philip Morris Companies Inc. and its subsidiaries other than the Company and the Company's subsidiaries are not eligible to be granted Awards under the Plan.

Section 4.  Common Stock Subject to the Plan.

The total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 75,000,000 shares. If any Award under the Plan is exercised or cashed out or terminates or expires or is forfeited without a payment being made to the participant in the form of Common Stock, the shares subject to such Award, if any, shall again be available for distribution in connection with Awards under the Plan; provided, however, that any shares which are available again for Awards under the Plan also shall count against the limit described in Section 5(b)(i). Any shares of Common Stock that are used by a participant as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award under the Plan shall be available for distribution in connection with Awards under the Plan.

In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the Common Stock after adoption of the Plan by the Board, the Board is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan, in the number, kind and price of shares of Common Stock subject to outstanding Awards and in the Award limits set forth in Section 5 (or to make provision for cash payments to the holders of Awards).

The Committee may make an Award in substitution for incentive awards, stock awards, stock options or similar awards held by an individual who becomes an employee of the Company, a subsidiary or an affiliate in connection with a transaction described in the second paragraph of this Section 4. Notwithstanding any provision of the Plan (other than the limitation set forth in the first paragraph of this Section 4), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

Section 5.  Awards.

(a) General. The types of Awards that may be granted under the Plan are set forth below. Awards may be granted singly, in combination or in tandem with other Awards.

     (i) Stock Options. A Stock Option represents the right to purchase a share of Stock at a predetermined grant price. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options, as specified in the Award agreement but no Stock Option designated as an Incentive Stock Option shall be invalid in the event that it fails to qualify as an Incentive Stock Option. The term of each Stock Option shall be set forth in the Award agreement, but no Stock Option shall be exercisable more than ten years after the grant date. The grant price per share of Common Stock purchasable under a Stock Option shall not be less than 100% of the Fair Market Value on the date of grant. Subject to the applicable Award agreement, Stock Options may be exercised, in whole or in part, by giving written notice of exercise specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept (including a copy of instructions to a broker or bank acceptable to the Company to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the purchase price). As determined by the Committee, payment in full or in part may also be made in the form of Common Stock already owned by the optionee valued at Fair Market Value on the day preceding the date of exercise; provided, however, that such Common Stock shall not have been acquired by the optionee within the preceding six months.

     (ii) Stock Appreciation Rights. An SAR represents the right to receive a payment, in cash, shares of Common Stock, or both (as determined by the Committee), with a value equal to the Spread Value on the date the SAR is exercised. The grant price of an SAR shall be set forth in the applicable Award agreement and shall not be less than 100% of the Fair Market Value on the date of grant. Subject to the terms of the applicable Award agreement, an SAR shall be exercisable, in whole or in part, by giving written notice of exercise.

     (iii) Other Stock-Based Awards. Other Stock-Based Awards are Awards, other than Stock Options, SARs or Restricted Stock, that are denominated in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock. The grant, purchase, exercise, exchange or conversion of Other Stock-Based Awards granted under this subsection (iii) shall be on such terms and conditions and by such methods as shall be specified by the Committee. Where the value of an Other Stock-Based Award is based on the Spread Value, the grant price for such an Award will not be less than 100% of the Fair Market Value on the date of grant.

     (iv) Restricted Stock. Shares of Restricted Stock are shares of Common Stock that are awarded to a participant and that during the Restricted Period may be forfeitable to the Company upon such conditions as may be set forth in the applicable Award agreement. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restricted Period. Except as provided in the applicable Award agreement, a participant shall have with respect to such Restricted Stock all the rights of a holder of Common Stock during the Restricted Period.

     (v) Incentive Awards. Incentive Awards are performance-based Awards that are expressed in U.S. currency or Common Stock or any combination thereof. Incentive Awards shall either be Annual Incentive Awards or Long-Term Incentive Awards.

(b) Maximum Awards. Subject to the exercise of the Board's authority pursuant to Section 4:

     (i) The total number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights awarded during any calendar year to any participant shall not exceed 7,500,000 shares.

     (ii) The total amount of any Annual Incentive Award awarded to any participant with respect to any Performance Cycle shall not exceed $7,500,000.

     (iii) The total amount of any Long-Term Incentive Award awarded to any Participant with respect to any Performance Cycle shall not exceed 150,000 shares of Common Stock multiplied by the number of years in the Performance Cycle or, in the case of awards expressed in currency, $4,500,000 multiplied by the number of years in the Performance Cycle.

     (iv) An amount not in excess of 18,800,000 shares of Common Stock may be issued pursuant to Restricted Stock Awards, Other Stock-Based Awards, and Incentive Awards, except that Other Stock-Based Awards with values based on Spread Values shall not be included in this limitation.

(c) Performance-Based Awards. Any Awards granted pursuant to the Plan may be in the form of performance-based Awards through the application of Performance Goals and Performance Cycles.

Section 6.  Change in Control Provisions.

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

     (i) All Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control occurs shall become fully vested and exercisable.

     (ii) The restrictions and other conditions applicable to any Restricted Stock or Other Stock-Based Awards, including vesting requirements, shall lapse, and such Awards shall become free of all restrictions and fully vested.

     (iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock-Based Awards shall, unless otherwise determined by the Committee at or after grant, be cashed out on the basis of the "Change in Control Price," as defined in Section 6(c), as of the date such Change in Control occurs or such other date as the Committee may determine prior to the Change in Control.

     (iv) Any Incentive Awards relating to Performance Cycles prior to the Performance Cycle in which the Change in Control occurs that have been earned but not paid shall become immediately payable in cash. In addition, each participant who has been awarded an Incentive Award shall be deemed to have earned a pro rata Incentive Award equal to the product of (A) such participant's maximum award opportunity for such Performance Cycle, and (B) a fraction, the numerator of which is the number of full or partial months that have elapsed since the beginning of such Performance Cycle to the date on which the Change in Control occurs, and the denominator of which is the total number of months in such Performance Cycle.

(b) Definition of Change in Control. A "Change in Control" means the happening of any of the following events:

     (i) Approval by the shareholders of the Company of a reorganization, merger, share exchange or consolidation (a "Business Combination"), unless in each case following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") immediately prior to such Business Combination beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, (B) no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") (excluding Philip Morris Companies Inc., any employee benefit plan (or related trust) sponsored or maintained by the Company, Philip Morris Companies Inc. or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more, respectively, the outstanding shares of common stock and of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such Person owned 20% or more of the Outstanding Company Voting Securities prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (ii) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, (1) more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Voting Securities, as the case may be, (2) less than 20% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding Philip Morris Companies Inc., any employee benefit plan (or related trust) sponsored or maintained by the Company, Philip Morris Companies Inc. or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Voting Securities prior to the sale or disposition and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company; or

     (iii) The sale or other disposition for fair value of securities of the Company by Philip Morris Companies Inc. if, after such sale or other disposition for value Philip Morris Companies Inc. holds less than 50% of the combined voting power of the Outstanding Company Voting Securities; or

     (iv) If Philip Morris Companies Inc. holds less than 50% of the combined voting power of the Outstanding Company Voting Securities by virtue of a transaction that does not constitute a Change in Control within the meaning of paragraph (iii) above, the acquisition by any Person of beneficial ownership of 20% or more of the Outstanding Company Voting Securities; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition by such Person directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, Philip Morris Companies Inc. or any entity controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (i) of this Section 6(b); or

     (v) If Philip Morris Companies Inc. holds less than 50% of the combined voting power of the Outstanding Company Voting Securities by virtue of a transaction that does not constitute a Change in Control within the meaning of paragraph (iii) above, the individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board.

(c) Change in Control Price. "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange-Composite Transactions or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding 60-day period as determined by the Committee, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which such Incentive Stock Options are cashed out.

(d) Incumbent Board. "Incumbent Board" means the members of the Board as of the effective date of the Plan. Notwithstanding the preceding sentence, any individual who becomes a member of the Board after such effective date whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such member were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(e) Notwithstanding any other provision of the Plan, upon a Change in Control, unless the Committee shall determine otherwise at grant, an Award recipient shall have the right, by giving notice to the Company within the Exercise Period, to elect to surrender all or part of the Stock Option, SAR, Restricted Stock or Other Stock-Based Award to the Company and to receive in cash, within 30 days of such notice, an amount equal to the amount by which the "Change in Control Price" on the date of such notice shall exceed the exercise or grant price under such Award, multiplied by the number of shares of Stock as to which the right granted under this Section 6 shall have been exercised.

Section 7.  Plan Amendment and Termination.

The Board may amend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval if such approval is required under applicable law, or if such amendment would: (i) decrease the grant or exercise price of any Stock Option, SAR or Other Stock-Based Award to less than the Fair Market Value on the date of grant; or (ii) increase the total number of shares of Common Stock that may be distributed under the Plan. Except as may be necessary to comply with a change in the laws, regulations or accounting principles of a foreign country applicable to participants subject to the laws of such foreign country, the Committee may not cancel any option and substitute therefor a new option with a lower option price. Except as set forth in any Award agreement, no amendment or termination of the Plan may materially and adversely affect any outstanding Award under the Plan without the Award recipient's consent.

Section 8.  Payments and Payment Deferrals.

Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish. It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Common Stock equivalents.

Section 9.  Dividends and Dividend Equivalents.

The Committee may provide that any Awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's Plan account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Common Stock or Common Stock equivalents.

Section 10.  Transferability.

Unless otherwise required by law, Awards shall not be transferable or assignable other than by will or the laws of descent and distribution.

Section 11.  Award Agreements.

Each Award under the Plan shall be evidenced by a written agreement (which need not be signed by the recipient unless otherwise specified by the Committee) that sets forth the terms, conditions and limitations for each Award. Such terms may include, but are not limited to, the term of the Award, vesting and forfeiture provisions, and the provisions applicable in the event the recipient's employment terminates. The Committee may amend an Award agreement, provided that no such amendment may materially and adversely affect an Award without the Award recipient's consent.

Section 12.  Unfunded Status Plan.

It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

Section 13.  General Provisions.

(a) The Committee may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in the Plan shall prevent the Company, a subsidiary or an affiliate from adopting other or additional compensation arrangements for their respective employees.

(c) Neither the adoption of the Plan nor the granting of Awards under the Plan shall confer upon any employee any right to continued employment nor shall they interfere in any way with the right of the Company, a subsidiary or an affiliate to terminate the employment of any employee at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind which are required by law or applicable regulation to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising from an Award may be settled with Common Stock, including Common Stock that is part of, or is received upon exercise or conversion of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and its affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settling of withholding obligations with Common Stock.

(e) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

(f) If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if such provision had not been included.

(g) The Plan shall be effective upon approval by Philip Morris Companies Inc. in its capacity as the Company's sole shareholder. Except as otherwise provided by the Board, no Awards shall be made after June 11, 2006, provided that any awards granted prior to that date may extend beyond it.

                                              [KRAFT FOODS INC. LOGO]




                                              NOTICE OF
                                              ANNUAL MEETING OF STOCKHOLDERS
                                              MONDAY, APRIL 22, 2002
                                              AND PROXY STATEMENT

                                     PROXY


                                KRAFT FOODS INC.
              Proxy Solicited on Behalf of the Board of Directors
                         Annual Meeting April 22, 2002

Geoffrey C. Bible and Calvin J. Collier, and each of them, are appointed attorneys, with power of substitution, to vote, as indicated on the matters set forth on the reverse hereof and in their discretion upon such other business as may properly come before the meeting, all shares of Common Stock held by the undersigned in Kraft Foods Inc. (the "Company") at the annual meeting of stockholders to be held at the Robert M. Schaeberle Technology Center April 22, 2002, at 9:00 a.m., and at all adjournments thereof.

Election of Directors, Nominees:

01. Geoffrey C. Bible              06. John C. Pope
02. Louis C. Camilleri             07. Mary L. Schapiro
03. Roger K. Deromedi              08. William H. Webb
04. W. James Farrell               09. Deborah C. Wright
05. Betsy D. Holden

This card also serves to instruct the trustee of each defined contribution plan sponsored by the Company or any of its subsidiaries how to vote shares held for a stockholder or employee participating in any such plan. Unless your proxy for your plan shares is received by April 18, 2002, your plan shares will be voted by the trustee in the same proportion as those plan shares for which instructions have been received.

SEE REVERSE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse. You need not mark any boxes.

                                                                     SEE REVERSE
                                                                        SIDE

--------------------------------------------------------------------------------
                       - FOLD AND DETACH PROXY CARD HERE -
   RETURN PROXY CARD IN ENCLOSED ENVELOPE AFTER COMPLETING, SIGNING AND DATING


Please present this pass to the Kraft Foods Inc. representative at the entrance to the site.
------------------------------------

KRAFT FOODS INC.                       DIRECTIONS
2002 ANNUAL MEETING OF                 The Robert M. Schaeberle Technology
STOCKHOLDERS                           Center is approximately 1 mile North of
Monday, April 22, 2002                 Route 10 in East Hanover, New Jersey.
9:00 A.M.                              You may request a map by calling
                                       800-295-1255.

KRAFT FOODS INC.
Robert M. Schaeberle Technology Center
200 DeForest Avenue
East Hanover, New Jersey 07936

--------------------------------------------------------------------------------
It is important to us that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the proxy card above or vote your shares electronically over the Internet or by telephone.
See reverse side for instructions on voting your shares electronically over the Internet or by telephone.

       Please mark your                                                     9850
    X  votes as in this
       example.

This proxy when properly executed will be voted as specified. If no specification is made, this proxy will be voted FOR the election of directors, FOR the selection of independent accountants, and FOR the 2001 Incentive Plan.

The Board of Directors recommends a vote FOR:

                                                                 FOR    WITHHELD

1. Election of Directors (see reverse)                           [ ]      [ ]

For, except vote withheld from the following nominee(s):

-----------------------------------------------


                                                        FOR    AGAINST   ABSTAIN

2. Selection of Independent Accountants                 [ ]      [ ]       [ ]

                                                        FOR    AGAINST   ABSTAIN

3. Approval of 2001 Performance Incentive Plan          [ ]      [ ]       [ ]



The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SIGNATURE(S)                                                       DATE


--------------------------------------------------------------------------------
                       - FOLD AND DETACH PROXY CARD HERE -


Kraft Foods Inc. encourages you to consider voting your shares electronically over the Internet or by telephone. These convenient ways by which you can vote your shares eliminate the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above just below the perforation. This control number must be used to access the system.

                     To vote over the Internet:

[COMPUTER GRAPHIC]   -  Have this card and your social security number available

                     - Log on to the Internet and go to the web site http://www.eproxyvote.com/kft

                     To vote by telephone:

[TELEPHONE GRAPHIC]  -  Using a touch-tone telephone, U.S. and Canadian stockholders may dial toll-free 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week. From outside the U.S. or Canada, stockholders may call collect 1-201-536-8073.

If you choose to vote your shares electronically, there is no need for you to mail your proxy card.

               Your vote is important to us. Thank you for voting.